UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 12/31

Date of reporting period: 12/31/11

Item 1. Reports to Stockholders.

DECEMBER 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

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on franklintempleton.com

VALUE

MUTUAL QUEST FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Mutual Quest Fund

Your Fund’s Goals and Main Investments: Mutual Quest Fund seeks capital apprecia-

tion, with income as a secondary goal, by investing primarily in equity securities of companies the

Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

This annual report for Mutual Quest Fund covers the fiscal year ended
December 31, 2011.

Performance Overview

Mutual Quest Fund – Class Z had a -1.83% cumulative total return for the
12 months ended December 31, 2011. The Fund underperformed the +2.11%
total return of its benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock market performance.1 You can find the
Fund’s long-term performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopolitical, employment and housing pressures. In contrast, growth outside the U.S. began to slow, which some attributed partly to the effects of Japan’s earthquake on the global supply chain and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Although manufacturing growth slowed in the second half of the year as high commodity prices reduced pur-
chasing power and demand ebbed, the trend began to reverse near year-end.
The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012. European and Asian manufac-
turing, however, generally weakened throughout 2011 as parts of Europe were in danger of falling back into recession.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 24.

6 | Annual Report

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged housing market slump and massive national debt. Inflation rose across much of the world but stayed relatively contained in the U.S., even slowing toward year-end amid declining energy and food prices. The Federal Reserve Board (Fed) sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth. Outside the U.S., European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. The European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for Europe’s distressed commercial banks. Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms.

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe havens and seemed to ignore that many companies generated record profits. Despite large swings, U.S. stocks, as measured by the S&P 500, gained 2.11% in 2011.1 The Dow Jones Industrial Average rose 8.38%, reflecting investors’ general preference for large, established U.S. companies.1 In contrast, developed and emerging world stocks as measured by the MSCI All Country World Index fell 6.86%.1 Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives.

Annual Report | 7

This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines.
While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized, complex field that can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situa-
tions, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Despite the weak performance of global stock markets in 2011, several Fund investments increased in value. Three particularly strong performers were
U.K.-based cigarette manufacturer British American Tobacco (BAT); Bermuda-
based White Mountains Insurance Group, which provides insurance products and services through its subsidiaries and U.S. operating offices; and U.S. man-
aged care company UnitedHealth Group.

BAT shares were a key contributor to Fund performance as the company announced operating results that repeatedly exceeded market expectations through the third quarter of 2011. Management also announced it had com-
pleted a five-year goal to realize £800 million in cost savings two years ahead of schedule, and it laid out a new goal to continue growing operating margins

8 | Annual Report

for the next six to seven years by increasing prices and cutting costs. In 2011,
BAT and other tobacco stocks also benefited from the defensive nature of their business models, which include pricing power, reasonably predictable operat-
ing profits and high dividend payout ratios. BAT has been a long-term Fund holding, and we continue to believe the shares are an attractive investment in a market fraught with uncertainty.

We had long thought that the market had underappreciated the value of long-time Fund holding White Mountains, and in particular its Esurance and
Answer Financial subsidiaries. In 2011, White Mountains sold those busi-
nesses to Allstate at a significant premium to book value, driving White
Mountains’ share price higher. At period-end, we believed the stock was still trading at a significant discount to its tangible book value, of which almost two-thirds is excess capital. We expect White Mountains to use this excess capital to generate shareholder value in 2012.

UnitedHealth’s shares rose during the year as its earnings beat management’s initial guidance in part due to lower-than-expected utilization of medical serv-
ices by its members in addition to strong membership growth. The company increased its dividend in 2011, while its board of directors re-authorized the company’s share repurchase plan. At a UnitedHealth investor day convening in late November, management reaffirmed its 13% to 15% long-term earnings growth rate goal, which it seeks to achieve primarily via high, single-digit topline growth and productivity enhancements.

During a highly volatile year for global stock markets in general, several hold-
ings had a negative effect on the Fund. These included U.S.-based Vertis, which provides marketing services from conception through design, production and distribution; Danish shipping and industrial conglomerate A.P. Moeller-Maersk;
and computer and printer manufacturer Hewlett-Packard.

Vertis is a contract printer serving the direct marketing and advertising inserts markets. The Fund owns Vertis’ first lien senior secured debt, which we pur-
chased at a slight discount to par value. Although the direct marketing business line performed according to management’s goals in 2011, the advertising inserts business, which has historically made up over 70% of its EBITDA (earnings before interest, taxes, depreciation and amortization), performed below expec-
tations due to reduced volumes and extremely competitive pricing on contracts rolling forward throughout the year. The profit margin compression associated with this highly competitive landscape caused Vertis’ cash flows to decline to levels approaching covenants contained in the loan documents for the lenders’
protection. Meanwhile, the company continued to pay down the loans at par

Annual Report | 9

value according to the excess cash flow sweep mechanism contained in the credit agreement. Likewise, the proceeds of a small asset sale were expected to be used to repay the loan at 103% of face value. At year-end, we believe the price decline was excessive, and therefore the Fund continued to hold this security.

A.P. Moeller-Maersk’s share price declined due to concerns that lower rates were hurting its container shipping activities, which are the world’s largest. These lower rates were driven by overcapacity of ships available on the important Asia-to-Europe route. We continued to believe that the stock was being excessively punished by investors who give little credit to Maersk’s competitive position, management’s ongoing cost reduction and capital reallocation efforts, as well as encouraging developments in the company’s growing oil and gas exploration and production activities.

The Fund originally initiated a Hewlett-Packard position after the well-publicized departure of CEO Mark Hurd caused shares to drop to valuations near the bottom end of historical ranges based on earnings and cash flow. The company’s dominant franchise in printing, number-one market share in personal computers and servers, large base of recurring revenues, and history of strong cash flow generation are all positive characteristics for Hewlett-Packard. However, a number of operational and strategic missteps, including a large, dilutive acquisition of a U.K. software firm, weighed on the shares and caused us to revise downward our estimates of intrinsic value and downside protection. Therefore, we decided to sell the Fund’s position.

During the year, the Fund held currency forwards to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negligible impact on the Fund’s performance during the period.

10 | Annual Report

Thank you for your continued participation in Mutual Quest Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 11

Performance Summary as of 12/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 13

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

14 | Annual Report

Annual Report | 15

Performance Summary (continued)

Endnotes

All investments involve risks. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class B:	These shares have higher annual fees and expenses than Class A shares.
Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

16 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical
“Ending Account Value” is based on the actual expense ratio for each class and an assumed 5%
annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.88%; A: 1.18%; B: 1.88%; C: 1.88%; and R: 1.38%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

18 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.34%.
eEffective September 1, 2008, the redemption fee was eliminated.
fAmount rounds to less than $0.01 per share.
gIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.67%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.03%.
eEffective September 1, 2008, the redemption fee was eliminated.
fAmount rounds to less than $0.01 per share.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
dAmount rounds to less than $0.01 per share.
eNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.
fEffective September 1, 2008, the redemption fee was eliminated.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
dAmount rounds to less than $0.01 per share.
eNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.34%.
fEffective September 1, 2008, the redemption fee was eliminated.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period May 1, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Mutual Quest Fund

Statement of Investments, December 31, 2011

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 69.1%			
Aerospace & Defense 1.4%			
Goodrich Corp.	United States	272,030	$ 33,650,112
Raytheon Co.	United States	743,666	35,978,561
			69,628,673
Auto Components 0.6%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	1,217,404	4,053
[a] Continental AG	Germany	334,535	20,739,723
[a,d] International Automotive Components Group Brazil LLC	Brazil	2,363,058	1,917,929
[d,e] International Automotive Components Group North America, LLC	United States	13,814,291	5,855,878
			28,517,583
Automobiles 0.7%			
[a] General Motors Co.	United States	1,339,789	27,157,523
[a] General Motors Co., wts., 7/10/16	United States	154,400	1,811,112
[a] General Motors Co., wts., 7/10/19	United States	328,400	2,568,088
			31,536,723
Beverages 2.6%			
Coca-Cola Enterprises Inc.	United Kingdom	1,611,085	41,533,771
PepsiCo Inc.	United States	645,880	42,854,138
Pernod Ricard SA	France	457,878	42,467,973
			126,855,882
Biotechnology 1.0%			
[f,p] Amgen Inc.	United States	728,893	46,802,219
Chemicals 0.1%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	12,089,194	3,022,299
Commercial Banks 3.8%			
Barclays PLC	United Kingdom	8,047,140	21,998,626
[a] CIT Group Inc.	United States	477,118	16,637,105
[a,d] Elephant Capital Holdings Ltd.	Japan	27,946	—
[a] Guaranty Bancorp	United States	1,735,639	2,551,389
HSBC Holdings PLC	United Kingdom	1,435,860	10,952,755
KeyCorp	United States	5,221,676	40,154,689
[a,d] NCB Warrant Holdings Ltd., A	Japan	129,974	—
PNC Financial Services Group Inc.	United States	613,490	35,379,968
Wells Fargo & Co.	United States	1,993,980	54,954,089
			182,628,621
Communications Equipment 2.0%			
[a] Motorola Mobility Holdings Inc.	United States	2,464,880	95,637,344
Consumer Finance 0.2%			
[a] Comdisco Holding Co. Inc.	United States	997	5,882
[g] White River Capital Inc.	United States	549,751	11,132,458
			11,138,340
Diversified Financial Services 0.4%			
Citigroup Inc.	United States	730,910	19,230,242

24 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2011 (continued)

Mutual Quest Fund

Statement of Investments, December 31, 2011 (continued)

26 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2011 (continued)

Annual Report | 27

Mutual Quest Fund

Statement of Investments, December 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
Eastman Kodak Co.,			
senior note, 7.25%, 11/15/13	United States	1,000,000	$ 335,000
[h] senior secured note, 144A, 9.75%, 3/01/18	United States	4,000,000	3,060,000
[j,k] GenOn Energy Inc., Tranche B Term Loan, 6.00%, 9/20/17	United States	24,749,373	24,730,811
[j,k] iStar Financial Inc.,			
Tranche A1 Term Loan, 5.00%, 6/28/13	United States	3,718,541	3,699,283
Tranche A2 Term Loan, 7.00%, 6/30/14	United States	2,766,000	2,689,935
NRG Energy Inc., senior note,			
7.375%, 1/15/17	United States	61,516,000	63,976,640
7.625%, 1/15/18	United States	24,383,000	24,504,915
[h] 144A, 7.875%, 5/15/21	United States	3,945,000	3,866,100
Realogy Corp.,			
[j,k] Extended First Lien Term Loan, 4.691%, 10/10/16	United States	55,364,959	49,680,140
[j,k] Extended Synthetic Letter of Credit, 4.545%, 10/10/16	United States	3,773,081	3,385,665
Second Lien Term Loan, 13.50%, 10/15/17	United States	4,662,000	4,679,482
senior note, 11.50%, 4/15/17	United States	4,675,000	3,669,875
[h] senior secured note, 144A, 7.875%, 2/15/19	United States	6,201,000	5,425,875
[j,k] Revel AC Inc., Term Loan B, 9.00%, 2/17/17	United States	76,946,000	70,597,955
Rite Aid Corp., senior note,			
8.625%, 3/01/15	United States	6,152,000	5,967,440
9.375%, 12/15/15	United States	35,440,000	34,376,800
[j,k] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.776%, 10/10/17	United States	101,650,473	64,717,502
[h] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	39,724,000	33,914,365
The Telx Group Inc.,			
[d,l] senior note, PIK, 12.00%, 9/26/19	United States	6,465,317	6,336,011
[j,k] Term Loan B, 7.75%, 9/26/17	United States	21,945,000	21,945,000
[j,k] Vertis Inc., senior secured Term Loan, 11.75%, 12/23/15	United States	105,168,887	60,472,110
[d,j,k] W2007 Equity Inns Realty, 11/02/12,			
B-1A Mortgage Note, 6.25%	United States	15,000,000	13,421,409
B-2B3 Mortgage Note, 6.55%	United States	10,000,000	8,817,687
[d,l] W2007 Equity Inns Senior Mezz LLC, First Mezzanine Loan, PIK, 9.50%, 11/02/12	United States	10,924,583	9,423,553
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $914,089,647)			835,366,282
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization 6.9%			
[d,m] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	11,250	—
[j,k,m] Lee Enterprises Inc., 4.25%, 6/03/12,			
[n] Revolver	United States	4,921,680	3,272,917
Term Loan A	United States	53,891,899	37,050,681
[m] Nortel Networks Corp., cvt., senior note,			
1.75%, 4/15/12	Canada	76,472,000	74,751,380
2.125%, 4/15/14	Canada	9,394,000	9,182,635

28 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (continued)			
[m] Nortel Networks Ltd., senior note,			
10.125%, 7/15/13	Canada	64,084,000	$ 70,332,190
10.75%, 7/15/16	Canada	50,141,000	55,405,805
[m] Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,544,000	11,915,520
[j,k,m] Tribune Co., 6/04/14,			
Incremental Term Loan, 7.25%	United States	4,799,000	2,732,431
[i] Initial Tranche B Term Loan, 5.25%	United States	119,224,000	69,977,811
Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $334,150,389)			334,621,370
		Shares	
Companies in Liquidation 0.0%[†]			
[a] Adelphia Recovery Trust	United States	38,254,708	38,255
[a,b] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	4,899,492	200,879
[a,b,c] Century Communications Corp., Contingent Distribution	United States	13,497,000	—
[a,d] FIM Coinvestor Holdings I, LLC	United States	16,133,491	—
Total Companies in Liquidation (Cost $4,515,497)			239,134
		Principal Amount*	
Municipal Bonds (Cost $27,039,291) 0.6%			
New Jersey EDA Energy Facility Revenue, ARC Energy Partners, Series B, 12.00%, 12/01/30	United States	27,000,000	27,667,710
Total Investments before Short Term Investments (Cost $4,170,482,962)			4,552,322,205
Short Term Investments 4.6%			
Convertible Notes (Cost $9,230,319) 0.2%			
[i] iStar Financial Inc., cvt., senior note, FRN, 0.872%, 10/01/12	United States	9,921,000	8,928,900
U.S. Government and Agency Securities 4.4%			
[o] FHLB, 1/03/12	United States	900,000	900,000
[o] U.S. Treasury Bills,			
1/05/12	United States	55,000,000	54,999,945
[p] 4/12/12	United States	50,000,000	49,997,900
[p] 1/12/12 - 6/28/12	United States	110,000,000	109,991,185
Total U.S. Government and Agency Securities (Cost $215,879,113)			215,889,030
Total Investments (Cost $4,395,592,394) 98.4%			4,777,140,135
Options Written (0.2)%			(13,399,589)
Securities Sold Short (5.1)%			(246,782,361)
Other Assets, less Liabilities 6.9%			336,431,151
Net Assets 100.0%			$4,853,389,336

Annual Report | 29

Mutual Quest Fund

Statement of Investments, December 31, 2011 *(continued)*

	Country	Number of Contracts	Value
ᵠOptions Written (0.2)%			
Call – Exchange-Traded			
Biotechnology (0.0)%†			
Amgen Inc., January Strike Price $62.50, Expires 1/21/12	United States	500	$ (132,500)
Food & Staples Retailing (0.0)%†			
CVS Caremark Corp., January Strike Price $39, Expires 1/21/12	United States	1,200	(266,400)
Health Care Providers & Services (0.0)%†			
UnitedHealth Group Inc., February Strike Price $50, Expires 2/18/12	United States	800	(197,600)
Internet Software & Services (0.0)%†			
Google Inc., A, January Strike Price $645, Expires 1/21/12	United States	100	(220,500)
Oil, Gas & Consumable Fuels (0.0)%†			
The Williams Cos. Inc., January Strike Price $33, Expires 1/21/12	United States	2,400	(228,000)
Pharmaceuticals (0.1)%			
Eli Lilly & Co., April Strike Price $39, Expires 4/21/12	United States	2,500	(842,500)
Merck & Co Inc., April Strike Price $36, Expires 4/21/12	United States	2,500	(675,000)
Pfizer Inc., January Strike Price $21, Expires 1/21/12	United States	3,000	(258,000)
Pfizer Inc., February Strike Price $21, Expires 2/18/12	United States	2,000	(212,000)
			(1,987,500)
Tobacco (0.0)%†			
British American Tobacco PLC, January Strike Price 3,000 GBp, Expires 1/20/12	United Kingdom	320	(415,028)
Imperial Tobacco Group PLC, March Strike Price 24 GBP, Expires 3/16/12	United Kingdom	370	(408,039)
Lorillard Inc., February Strike Price $115, Expires 2/18/12	United States	800	(352,800)
			(1,175,867)
Puts – Exchange-Traded			
Automobiles (0.0)%†			
General Motors Co., January Strike Price $20, Expires 1/21/12	United States	7,000	(364,000)
Communications Equipment (0.0)%†			
Research In Motion Ltd., February Strike Price $11, Expires 2/18/12	Canada	12,000	(300,000)
Research In Motion Ltd., February Strike Price $12, Expires 2/18/12	Canada	5,928	(290,472)
			(590,472)
Diversified Financial Services (0.0)%†			
Citigroup Inc., March Strike Price $25, Expires 3/17/12	United States	1,000	(190,000)
Energy Equipment & Services (0.0)%†			
Transocean Ltd., February Strike Price $40, Expires 2/18/12	United States	6,500	(2,047,500)
Health Care Equipment & Supplies (0.0)%†			
Boston Scientific Corp., January Strike Price $7.50, Expires 1/21/12	United States	5,000	(1,080,000)
Insurance (0.0)%†			
MetLife Inc., March Strike Price $29, Expires 3/17/12	United States	3,000	(442,500)

30 | Annual Report

Annual Report | 31

Mutual Quest Fund

Statement of Investments, December 31, 2011 (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2011, the aggregate value of these securities was $34,128,540, representing 0.70% of net assets.
dSee Note 9 regarding restricted securities.
eAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
fA portion or all of the security is held in connection with written option contracts open at period end.
gSee Note 12 regarding holdings of 5% voting securities.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2011, the aggregate value of these securities was $85,343,628, representing 1.76% of net assets.
iA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
jThe coupon rate shown represents the rate at period end.
kSee Note 1(g) regarding senior floating rate interests.
lIncome may be received in additional securities and/or cash.
mSee Note 8 regarding credit risk and defaulted securities.
nSee Note 10 regarding unfunded loan commitments.
oThe security is traded on a discount basis with no stated coupon rate.
pSecurity or a portion of the security has been pledged as collateral for securities sold short, open future and written options contracts. At December 31, 2011, the aggregate value of these securities and/or cash pledged was $461,492,948, representing 9.51% of net assets.
qSee Note 1(d) regarding written options.
rSee Note 1(e) regarding securities sold short.

32 | Annual Report

Mutual Quest Fund

Statement of Investments, December 31, 2011 (continued)

At December 31, 2011, the Fund had the following futures contracts outstanding. See Note 1(d).

Mutual Quest Fund

Statement of Investments, December 31, 2011 *(continued)*

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BBU	Buy	1,245,978	$ 1,696,944	3/15/12	$ —	$ (83,173)
Euro	BANT	Sell	47,202,493	64,552,246	3/15/12	3,416,357	—
Euro	BBU	Sell	11,565,093	15,751,657	3/15/12	772,739	—
Euro	DBFX	Sell	561,598	737,586	3/15/12	10,214	—
British Pound	BBU	Sell	42,495,508	65,613,064	3/19/12	—	(341,288)
British Pound	BANT	Sell	35,443,597	55,859,109	3/19/12	849,542	—
British Pound	BANT	Sell	22,563,180	34,780,427	4/16/12	—	(227,842)
British Pound	DBFX	Sell	1,266,968	1,963,573	4/16/12	—	(2,212)
Euro	BBU	Sell	20,167,510	26,967,984	4/16/12	835,473	—
Euro	HSBC	Sell	1,725,816	2,329,160	4/16/12	92,894	—
Euro	SSBT	Sell	166,755	224,811	4/16/12	8,734	—
Euro	DBFX	Sell	333,510	449,578	4/16/12	17,425	—
Euro	HAND	Sell	667,020	899,393	4/16/12	35,087	—
Euro	BANT	Sell	667,020	900,561	4/16/12	36,254	—
Norwegian Krone	HAND	Sell	141,168,350	23,469,385	6/19/12	—	(229)
Norwegian Krone	HAND	Sell	34,617,521	5,782,207	6/19/12	26,953	—
Norwegian Krone	SSBT	Sell	5,840,190	983,062	6/19/12	12,116	—
Unrealized appreciation (depreciation)						27,524,831	(7,352,344)
Net unrealized appreciation (depreciation)						$20,172,487	

See Abbreviations on page 55.

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Mutual Quest Fund

Financial Statements (continued)

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Quest Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Annual Report | 39

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S.

40 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Annual Report | 41

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At December 31, 2011, the Fund holds $11,412,722 in United Kingdom Treasury Bonds and U.S. Treasury Bills and Notes as collateral for derivatives.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

42 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2011, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale

h. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

i. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 43

Mutual Quest Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

44 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with serv-
ice providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the
Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value).
Transactions in the Fund’s shares were as follows:

Year Ended December 31, 2011		Year Ended December 31, 2010	
	Shares	Amount	Shares	Amount
Class Z Shares:				
Shares sold	11,568,991	$ 203,375,780	10,933,920	$ 193,020,309
Shares issued in reinvestment of distributions	13,167,078	210,991,099	13,677,807	238,944,455
Shares redeemed	(23,781,371)	(414,858,056)	(23,343,304)	(410,510,786)
Net increase (decrease)	954,698	$ (491,177)	1,268,423	$ 21,453,978
Class A Shares:				
Shares sold	12,742,175	$ 223,707,946	15,959,056	$ 278,884,316
Shares issued in reinvestment of distributions	4,159,775	66,146,271	4,348,864	75,406,389
Shares redeemed	(17,082,371)	(296,230,821)	(16,620,650)	(290,220,459)
Net increase (decrease)	(180,421)	$ (6,376,604)	3,687,270	$ 64,070,246
Class B Shares:				
Shares sold	19,045	$ 322,502	64,939	$ 1,108,009
Shares issued in reinvestment of distributions	24,624	385,808	57,056	970,946
Shares redeemed	(632,572)	(10,811,285)	(1,174,058)	(19,924,841)
Net increase (decrease)	(588,903)	$ (10,102,975)	(1,052,063)	$ (17,845,886)
Class C Shares:				
Shares sold	2,402,356	$ 41,715,082	2,941,281	$ 50,770,932
Shares issued in reinvestment of distributions	1,140,877	17,958,678	1,271,933	21,837,170
Shares redeemed	(4,854,800)	(82,985,857)	(4,586,515)	(78,905,598)
Net increase (decrease)	(1,311,567)	$ (23,312,097)	(373,301)	$ (6,297,496)
Class R Shares:				
Shares sold	4,317	$ 76,768	10,381	$ 174,251
Shares issued in reinvestment of distributions	728	11,523	762	13,165
Shares redeemed	(4,667)	(83,143)	(5,282)	(91,040)
Net increase (decrease)	378	$ 5,148	5,861	$ 96,376

Annual Report | 45

Mutual Quest Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the excep-
tion of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connec-
tion with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the
Fund’s shares up to the maximum annual plan rate for each class.

46 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2011, the Fund paid transfer agent fees of $4,553,730, of which $2,858,769 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is
an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

Annual Report | 47

Mutual Quest Fund

Notes to Financial Statements (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN (continued)

During the year ended December 31, 2011, the Fund’s projected benefit obligation and benefit pay-
ments under the Plan were as follows:

6. INCOME TAXES

Under the Regulated Investment Company Modernization Act of 2010, for tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2011, the Fund deferred late-year ordinary losses of $7,871,950.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

48 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2011, aggregated $5,357,740,703 and $5,110,400,103, respectively.

Transactions in options written during the year ended December 31, 2011, were as follows:

See Notes 1(d) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed com-
panies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable conse-
quences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $294,297,772, representing 6.06% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer gen-
erally incurs all registration costs.

Annual Report | 49

Mutual Quest Fund

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES (continued)

At December 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The
Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2011, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and
Liabilities and the Statement of Operations.

50 | Annual Report

Mutual Quest Fund

Notes to Financial Statements *(continued)*

11. Other Derivative Information

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$27,862,448[a]	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$ 7,353,415[a]
Equity contracts	Investments, at value	316,550	Options written, at value	13,399,589

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(53,186,518)	$33,995,987
Equity contracts	Net realized gain (loss) from investments and written options / Net change in unrealized appreciation (depreciation) on investments	25,873,655	583,773

Annual Report | 51

Mutual Quest Fund

Notes to Financial Statements (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies”
for the Fund for the year ended December 31, 2011, were as shown below.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012.
This Global Credit Facility provides a source of funds to the Borrowers for temporary and emer-
gency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of
$1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit
Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended
December 31, 2011, the Fund did not use the Global Credit Facility.

52 | Annual Report

Mutual Quest Fund

Notes to Financial Statements (continued)

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summa-
rized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

aIncludes common stocks as well as other equity investments.
bIncludes securities determined to have no value at December 31, 2011.
cFor detailed categories, see the accompanying Statement of Investments.

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

54 | Annual Report

aThe investment was transferred out of Level 3 as a result of the availability of a quoted market price in an active market for identical securities. bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments. cIncludes common stocks as well as other equity investments. dIncludes securities determined to have no value.

15. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Annual Report | 55

Mutual Quest Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the

Mutual Quest Fund:

We have audited the accompanying statement of assets and liabilities of the Mutual Quest
Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management.
Our responsibility is to express an opinion on these financial statements and financial high-
lights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s inter-
nal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circum-
stances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement pres-
entation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing proce-
dures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Quest Fund of the Franklin
Mutual Series Funds at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

56 | Annual Report

Mutual Quest Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $115,209,001 as a long term capital gain dividend for the fiscal year ended December 31, 2011.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allow-
able but no less than $50,167,465 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2011.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 26.35% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended
December 31, 2011.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allow-
able but no less than $122,415,150 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to share-
holders on Form 1099-DIV by mid-February 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allow-
able but no less than $44,011,359 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2011.

Annual Report | 57

Mutual Quest Fund

Board Members and Officers

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				

58 | Annual Report

Annual Report | 59

60 | Annual Report

Annual Report | 61

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,”
under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit com-
mittee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

62 | Annual Report

Mutual Quest Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 63

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DECEMBER 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

GLOBAL

Mutual Global Discovery Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Mutual Global Discovery Fund

Your Fund’s Goal and Main Investments: Mutual Global Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

This annual report for Mutual Global Discovery Fund covers the fiscal year ended December 31, 2011.

Performance Overview

Mutual Global Discovery Fund – Class Z had a -2.68% total return for the
12 months ended December 31, 2011. The Fund performed better than the
-5.02% total return of the MSCI World Index, which tracks stock perform-
ance in global developed markets, but underperformed the +2.11% total return of the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term per-
formance data in the Performance Summary beginning on page 13.

Economic and Market Overview

Global stocks declined in 2011 as deepening sovereign debt, political paralysis and economic growth concerns led to escalating investor anxiety and severe market volatility. Stocks entered the year supported by positive momentum in corporate earnings and renewed economic stimulus meas-
ures in the developed world. However, a number of events interrupted the market’s rise early in 2011, including a severe natural disaster and nuclear crisis in Japan and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Global markets recovered quickly from these setbacks but soon faced more significant turmoil as
Europe’s sovereign debt crisis worsened in the summer. Portugal, Greece

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 25.

6 | Annual Report

and Ireland received bailouts and had their credit ratings slashed to junk grade, while rising bond yields in the larger economies of Italy and Spain, and eventually in the critical core economies of Germany and France, threatened the survival of the European Monetary Union. The U.S.’s sover-
eign debt issues and political dysfunction, accompanied by the downgrade of its AAA credit rating to AA+, further pressured investor sentiment dur-
ing the summer months. Additionally, the precarious state of the global banking system as well as emerging signs of a renewed global economic slowdown and possible hard landing in China weighed on the markets.

Despite these global challenges, corporate profits remained remarkably resilient, some signs of U.S. economic improvement emerged toward year-
end, and European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. Greek and Italian prime ministers were replaced with technocrats tasked with arresting a debt spiral, the
European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for Europe’s distressed commercial banks. Meanwhile, the
Federal Reserve Board increased purchases of long-dated bonds to reduce key borrowing costs and hinted at “additional policy accommodation.”
Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms. Commodities initially rallied due to the coordinated mone-
tary stimulus, but most ultimately declined as global economic prospects weakened. Gold and oil, however, made annual gains. In currency mar-
kets, the euro declined with escalating weakness at year-end, while the dollar ultimately rose after a late surge. Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and
Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented man-
agement teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended

Annual Report | 7

to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized, complex field that can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbi-trage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Despite the weak performance of global stock markets in 2011, several Fund investments increased in value. Three particularly strong performers were U.K.-based tobacco companies British American Tobacco (BAT) and Imperial Tobacco Group, and U.S. managed health care provider UnitedHealth Group.

BAT shares were a key contributor to Fund performance as the company announced operating results that repeatedly exceeded market expectations through the third quarter of 2011. Management also announced it had completed a five-year goal to realize £800 million in cost savings two years ahead of schedule, and it laid out a new goal to continue growing operating margins for the next six to seven years by increasing prices and cutting costs. In 2011, BAT and other tobacco stocks also benefited from the defensive nature of their business models, which include pricing power, reasonably predictable operating profits and high dividend payout ratios. BAT has been a long-term Fund holding, and we continue to believe the shares are an attractive investment in a market fraught with uncertainty.

8 | Annual Report

During the year, Imperial Tobacco reported sufficient progress in deleveraging its balance sheet, and announced a dividend increase and share buyback program. In light of Imperial’s year-end 2011 stock valuation, we believed the share buyback was an attractive way for the company to return cash to shareholders while simultaneously enhancing earnings growth. In addition, the company announced it intends to increase the dividend payout ratio and move it closer to that of its competitors. In our analysis, the stock’s attractive valuation and the potential for future dividend growth to exceed the pace of its peers could enable Imperial management to generate meaningful total shareholder returns in the medium term.

UnitedHealth’s shares rose during the year as its earnings beat management’s initial guidance in part due to lower-than-expected utilization of medical services by its members in addition to strong membership growth. The company increased its dividend in 2011, while its board of directors re-authorized the company’s share repurchase plan. At a UnitedHealth investor day convening in late November, management reaffirmed its 13% to 15% long-term earnings growth rate goal, which it seeks to achieve primarily via high, single-digit topline growth and productivity enhancements.

Given the highly volatile year for global stock markets in general, several holdings had a negative effect on the Fund. These included large U.S. financial institutions Bank of America and Morgan Stanley, and German industrial conglomerate ThyssenKrupp.

Bank of America shares declined in 2011 as investors reacted to the company’s potential exposure to large mortgage-related losses. There was also a growing concern that related losses might force the company into a dilutive, capital-raising scenario. Bank of America also faced a very difficult general operating environment in 2011. Low interest rates, weak lending, the impact of new consumer rules on fees, and a drop-off in capital markets activity all pressured earnings and the stock price. Like many other financial stocks, Bank of America was also impacted by contagion fears from Europe, changes in capital requirements and uncertainty over the impact of new regulations, such as Dodd-Frank. Although we still believed this holding held value, we exited our position in Bank of America and reallocated the capital proceeds to companies where we thought better risk-reward characteristics existed.

Morgan Stanley’s stock price decline was driven largely by negative sentiment toward global investment banks, given economic and regulatory uncertainty, particularly in the U.S. and Europe. Additional fears surfaced during the second half of 2011 that Morgan Stanley held excessive sovereign exposure to

Annual Report | 9

certain highly leveraged European countries in its accounts, although this turned out to be false. Morgan Stanley also faced operating challenges in its two main business segments, wealth management and institutional securities, due to client risk aversion and weak capital markets activity levels. At year-
end, we continued to view Morgan Stanley as an attractive investment given its low stock valuation and strong earnings potential. We also think the com-
pany has made great strides over the past few years in terms of strengthening its balance sheet while improving funding and capital positions.

ThyssenKrupp is an industrial conglomerate that has two lines of business —
materials and technology. The materials segment includes one of the world’s largest non-integrated steel producers, while the technology division is diverse and includes segments that manufacture elevators, produce components for the automotive industry and build large scale industrial plants, military ships and submarines. ThyssenKrupp is a restructuring story with new management working to deliver on past investments and improve productivity. Its stock price moved lower in the second half of 2011 due to concerns the global eco-
nomic recovery was stalling and as leaders struggled to contain the European sovereign debt crisis. German industrial companies, including ThyssenKrupp, suffered as they are generally perceived to be most exposed to a weakening
Europe. The stock also moved lower because of company delays in ramping up a significant steel project in the Americas. Despite the recent pullback, we continue to believe the company is in the early stages of transformation and that the company’s ongoing restructuring efforts could be a positive catalyst in streamlining its businesses.

During the year, the Fund held currency forwards to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negligible impact on the Fund’s performance during the period.

10 | Annual Report

Thank you for your continued participation in Mutual Global Discovery
Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 11

12 | Annual Report

Performance Summary as of 12/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class Z (Symbol: MDISX)		Change	12/31/11	12/31/10
Net Asset Value (NAV)		-$2.07	$27.47	$29.54
Distributions (1/1/11–12/31/11)				
Dividend Income	$0.5516			
Short-Term Capital Gain	$0.1655			
Long-Term Capital Gain	$0.5026			
Total	**$1.2197**			

Class A (Symbol: TEDIX)		Change	12/31/11	12/31/10
Net Asset Value (NAV)		-$2.05	$27.14	$29.19
Distributions (1/1/11–12/31/11)				
Dividend Income	$0.4636			
Short-Term Capital Gain	$0.1655			
Long-Term Capital Gain	$0.5026			
Total	**$1.1317**			

Class B (Symbol: TEDBX)		Change	12/31/11	12/31/10
Net Asset Value (NAV)		-$1.89	$26.82	$28.71
Distributions (1/1/11–12/31/11)				
Dividend Income	$0.1404			
Short-Term Capital Gain	$0.1655			
Long-Term Capital Gain	$0.5026			
Total	**$0.8085**			

Class C (Symbol: TEDSX)		Change	12/31/11	12/31/10
Net Asset Value (NAV)		-$2.02	$26.95	$28.97
Distributions (1/1/11–12/31/11)				
Dividend Income	$0.2522			
Short-Term Capital Gain	$0.1655			
Long-Term Capital Gain	$0.5026			
Total	**$0.9203**			

Class R (Symbol: TEDRX)		Change	12/31/11	12/31/10
Net Asset Value (NAV)		-$2.04	$26.89	$28.93
Distributions (1/1/11–12/31/11)				
Dividend Income	$0.4128			
Short-Term Capital Gain	$0.1655			
Long-Term Capital Gain	$0.5026			
Total	**$1.0809**

Annual Report | 13

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contin-
gent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

14 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 15

16 | Annual Report

Endnotes

All investments involve risks. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The
Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The MSCI World Index is a free float-adjusted, market capitalization-
weighted index designed to measure equity market performance in global developed markets.

Annual Report | 17

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical
“Ending Account Value” is based on the actual expense ratio for each class and an assumed 5%
annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.03%; A: 1.33%; B: 2.03%; C: 2.03%; and R: 1.53%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.71%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.
eEffective September 1, 2008, the redemption fee was eliminated.
fAmount rounds to less than $0.01 per share.
gIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.41%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.65%.
eEffective September 1, 2008, the redemption fee was eliminated.
fAmount rounds to less than $0.01 per share.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.04)%.
eEffective September 1, 2008, the redemption fee was eliminated.
fAmount rounds to less than $0.01 per share.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been (0.05)%.
eEffective September 1, 2008, the redemption fee was eliminated.
fAmount rounds to less than $0.01 per share.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.21%.
dNet investment income per share includes approximately $(0.05) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.45%.
eEffective September 1, 2008, the redemption fee was eliminated.
fAmount rounds to less than $0.01 per share.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jRounds to less than 0.01%.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2011

Mutual Global Discovery Fund

Statement of Investments, December 31, 2011 (continued)

26 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2011 (continued)

Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Health Care Equipment & Supplies 1.7%			
[a] Boston Scientific Corp.	United States	14,865,530	$ 79,381,930
Medtronic Inc.	United States	5,685,000	217,451,250
			296,833,180
Health Care Providers & Services 2.5%			
[a] Medco Health Solutions Inc.	United States	3,019,394	168,784,125
Rhoen-Klinikum AG	Germany	4,217,560	80,353,358
UnitedHealth Group Inc.	United States	3,744,120	189,752,002
			438,889,485
Hotels, Restaurants & Leisure 0.6%			
Accor SA	France	4,348,874	110,239,023
Independent Power Producers & Energy Traders 0.8%			
[a] NRG Energy Inc.	United States	7,323,147	132,695,424
Industrial Conglomerates 2.8%			
Jardine Matheson Holdings Ltd.	Hong Kong	4,224,266	198,751,715
Jardine Strategic Holdings Ltd.	Hong Kong	9,774,205	270,452,252
Orkla ASA	Norway	1,753,163	13,088,666
			482,292,633
Insurance 6.0%			
ACE Ltd.	United States	4,552,150	319,196,758
[a] Alleghany Corp.	United States	81,228	23,173,536
American International Group Inc.	United States	5,818,230	134,982,936
E-L Financial Corp. Ltd.	Canada	177,619	59,255,713
[a,d,g] Imagine Group Holdings Ltd.	Bermuda	1,211,855	15,171,940
MetLife Inc.	United States	4,082,420	127,289,856
[a,d] Olympus Re Holdings Ltd.	United States	47,160	—
PartnerRe Ltd.	Bermuda	1,813,630	116,453,182
White Mountains Insurance Group Ltd.	United States	172,815	78,364,690
Zurich Financial Services AG	Switzerland	813,000	184,113,071
			1,058,001,682
Internet Software & Services 0.8%			
[a,h,i] Google Inc., A	United States	217,770	140,657,643
IT Services 0.0%†			
Glodyne Technoserve Ltd.	India	28,863	130,010
Machinery 2.2%			
Schindler Holding AG, PC	Switzerland	2,147,107	250,326,111
Schindler Holding AG, Registered	Switzerland	536,905	62,424,826
Stanley Black & Decker Inc.	United States	1,051,360	71,071,936
			383,822,873
Marine 1.1%			
A.P. Moller - Maersk AS, B	Denmark	30,011	198,160,706
Media 4.4%			
British Sky Broadcasting Group PLC	United Kingdom	12,114,430	137,926,685
Daekyo Co. Ltd.	South Korea	3,675,700	19,785,523
Eutelsat Communications	France	5,767,875	225,080,623

Annual Report | 27

Mutual Global Discovery Fund

Statement of Investments, December 31, 2011 (continued)

28 | Annual Report

Mutual Global Discovery Fund

Statement of Investments, December 31, 2011 (continued)

Annual Report | 29

Mutual Global Discovery Fund

Statement of Investments, December 31, 2011 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)			
[f] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	118,132,000	$ 100,855,195
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $664,326,227)			598,574,886
Corporate Notes and Senior Floating Rate Interests in Reorganization 0.8%			
[d,m] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,790	—
[m] NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	145,817,000	100,340,323
[j,k,m] Tribune Co., 6/04/14,			
Incremental Term Loan, 7.25%	United States	10,211,000	5,813,888
[n] Initial Tranche B Term Loan, 5.25%	United States	64,806,000	38,037,493
Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $186,161,192)			144,191,704
		Shares	
Companies in Liquidation 0.0%[†]			
[a] Adelphia Recovery Trust	United States	45,477,593	45,478
[a,b] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	5,538,790	227,090
[a,b,c] Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,d] FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
Total Companies in Liquidation (Cost $5,237,836)			272,568
Total Investments before Short Term Investments (Cost $14,302,128,331)			15,889,206,525
		Principal Amount*	
Short Term Investments 6.7%			
Convertible Notes (Cost $22,098,440) 0.1%			
[i] iStar Financial Inc., cvt., senior note, FRN, 0.872%, 10/01/12	United States	23,752,000	21,376,800
U.S. Government and Agency Securities 6.6%			
[o] FHLB, 1/03/12	United States	400,000	400,000
[i,o] U.S. Treasury Bills, 1/05/12 - 7/26/12	United States	1,162,500,000	1,162,396,845
Total U.S. Government and Agency Securities (Cost $1,162,782,517)			1,162,796,845
Total Investments (Cost $15,487,009,288) 97.4%			17,073,380,170
Options Written (0.0)%[†]			(2,367,453)
Securities Sold Short (0.6)%			(109,298,110)
Other Assets, less Liabilities 3.2%			564,402,547
Net Assets 100.0%			$17,526,117,154

30 | Annual Report

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2011, the aggregate value of these securities was $23,320,525, representing 0.13% of net assets.
dSee Note 10 regarding restricted securities.
eAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2011, the aggregate value of these securities was $173,759,510, representing 0.99% of net assets.
gSee Note 13 regarding holdings of 5% voting securities.
hA portion or all of the security is held in connection with written option contracts open at year end.
iSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and written options contracts. At December 31, 2011, the aggregate value of these securities and/or cash pledged as collateral was $230,974,158, representing 1.32% of net assets.
jThe coupon rate shown represents the rate at period end.
kSee Note 1(g) regarding senior floating rate interests.
lIncome may be received in additional securities and/or cash.
mSee Note 8 regarding credit risk and defaulted securities.
nA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
oThe security is traded on a discount basis with no stated coupon rate.
pSee Note 1(d) regarding written options.
qSee Note 1(e) regarding securities sold short.

Annual Report | 31

Mutual Global Discovery Fund

Statement of Investments, December 31, 2011 (continued)

At December 31, 2011, the Fund had the following futures contracts outstanding. See Note 1(d).

32 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Global Discovery Fund

Financial Statements *(continued)*

Statement of Operations

for the year ended December 31, 2011

Investment income:	
Dividends: (net of foreign taxes of $27,222,543)	
Unaffiliated issuers	$ 524,468,058
Non-controlled affiliated issuers (Note 13)	52,905
Interest	56,087,710
Income from securities loaned	21,721
Total investment income	580,630,394
Expenses:	
Management fees (Note 3a)	138,848,542
Administrative fees (Note 3b)	14,196,099
Distribution fees: (Note 3c)	
Class A	24,388,637
Class B	738,380
Class C	25,107,605
Class R	2,219,781
Transfer agent fees (Note 3e)	29,357,732
Custodian fees (Note 4)	1,966,804
Reports to shareholders	1,798,253
Registration and filing fees	313,343
Professional fees	462,731
Trustees' fees and expenses	566,238
Dividends on securities sold short	52,247
Other	446,798
Total expenses	240,463,190
Net investment income	340,167,204
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments:	
Unaffiliated issuers (net of foreign taxes of $7,488,674)	338,343,506
Non-controlled affiliated issuers (Note 13)	1,443,038
Written options	876,779
Foreign currency transactions	(442,039,061)
Futures contracts	41,023,942
Securities sold short	(657,427)
Net realized gain (loss)	(61,009,223)
Net change in unrealized appreciation (depreciation) on:	
Investments	(1,245,265,594)
Translation of other assets and liabilities denominated in foreign currencies	339,496,213
Change in deferred taxes on unrealized appreciation	7,614,710
Net change in unrealized appreciation (depreciation)	(898,154,671)
Net realized and unrealized gain (loss)	(959,163,894)
Net increase (decrease) in net assets resulting from operations	$ (618,996,690)

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Mutual Global Discovery Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

38 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

Annual Report | 39

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At December 31, 2011, the Fund holds $58,390,235 in United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

See Notes 7 and 12 regarding investment transactions and other derivative information, respectively.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

Annual Report | 41

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Securities Sold Short (continued)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2011, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

42 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Annual Report | 43

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
j.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

44 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Year Ended December 31, 2011		2010	
	Shares	Amount	Shares	Amount
Class B Shares:				
Shares sold	103,205	$ 2,940,782	231,401	$ 6,265,389
Shares issued in reinvestment of distributions	60,110	1,556,165	24,728	703,495
Shares redeemed	(1,932,854)	(54,598,010)	(2,401,241)	(64,574,301)
Net increase (decrease)	(1,769,539)	$ (50,101,063)	(2,145,112)	$ (57,605,417)
Class C Shares:				
Shares sold	11,695,007	$ 338,787,653	14,154,149	$ 388,216,620
Shares issued in reinvestment of distributions	2,717,648	70,972,144	775,394	22,276,688
Shares redeemed	(19,527,947)	(548,748,796)	(18,361,585)	(499,107,139)
Net increase (decrease)	(5,115,292)	$ (138,988,999)	(3,432,042)	$ (88,613,831)
Class R Shares:				
Shares sold	4,354,075	$ 125,300,029	4,979,794	$ 136,210,296
Shares issued in reinvestment of distributions	640,097	16,720,207	215,026	6,172,559
Shares redeemed	(3,406,934)	(96,639,353)	(3,276,406)	(89,196,997)
Net increase (decrease)	1,587,238	$ 45,380,883	1,918,414	$ 53,185,858

3. Transactions with Affiliates

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	Over $10 billion, up to and including $13 billion
0.710%	Over $13 billion, up to and including $16 billion
0.690%	Over $16 billion, up to and including $19 billion
0.670%	Over $19 billion, up to and including $22 billion
0.650%	In excess of $22 billion

Annual Report | 45

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Prior to June 1, 2011, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the excep-
tion of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connec-
tion with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the
Fund’s shares up to the maximum annual plan rate for each class.

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2011, the Fund paid transfer agent fees of $29,357,732, of which $12,412,962 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the year ended December 31, 2011, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

Annual Report | 47

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

6. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2011, aggregated $6,197,543,916 and $5,798,707,865, respectively.

Transactions in options written during the year ended December 31, 2011, were as follows:

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Mutual Global Discovery Fund

Notes to Financial Statements (continued)

7. INVESTMENT TRANSACTIONS (continued)

See Notes 1(d) and 12 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $144,191,704, representing 0.82% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Annual Report | 49

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

10. RESTRICTED SECURITIES (continued)

At December 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

11. UNFUNDED CAPITAL COMMITMENTS

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2011, the Fund had aggregate unfunded capital commitments of $3,711,016, for which no depreciation has been recognized.

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Mutual Global Discovery Fund

Notes to Financial Statements (continued)

12. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the
Statement of Assets and Liabilities as follows:

For the year ended December 31, 2011, the average month end market value of derivatives repre-
sented 1.09% of average month end net assets. The average month end number of open derivative contracts for the year was 133.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

Annual Report | 51

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2011, were as shown below.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively,
Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on
January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusu-
ally large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global
Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global
Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global
Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

52 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are sum-
marized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities.

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter-
mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associ-
ated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs
(Level 3) were used in determining fair value, is as follows:

aThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.
bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
cIncludes common and preferred stocks as well as other equity investments.
dIncludes securities determined to have no value.

54 | Annual Report

Mutual Global Discovery Fund

Notes to Financial Statements (continued)

16. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The
amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted
Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already dis-
closed in the financial statements.

Annual Report | 55

Mutual Global Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities of the Mutual Global Discovery Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Global Discovery Fund of the Franklin Mutual Series Funds at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

56 | Annual Report

Mutual Global Discovery Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $323,415,146 as a long term capital gain dividend for the fiscal year ended December 31, 2011.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $106,496,632 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2011.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 43.64% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $493,978,413 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV by mid-February 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $29,531,901 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2011.

Annual Report | 57

Mutual Global Discovery Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s succes-
sor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

58 | Annual Report

Annual Report | 59

60 | Annual Report

Annual Report | 61

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,”
under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit com-
mittee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

62 | Annual Report

Mutual Global Discovery Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 63

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DECEMBER 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

VALUE

MUTUAL BEACON FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Mutual Beacon Fund

Your Fund’s Goals and Main Investments: Mutual Beacon Fund seeks capital appreci-

ation, with income as a secondary goal, by investing primarily in equity securities of companies the

Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

This annual report for Mutual Beacon Fund covers the fiscal year ended
December 31, 2011.

Performance Overview

Mutual Beacon Fund – Class Z had a -2.15% cumulative total return for the 12 months ended December 31, 2011. The Fund underperformed the
+2.11% total return of its benchmark, the Standard & Poor’s 500 Index
(S&P 500), which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopolitical, employment and housing pressures. In contrast, growth outside the U.S. began to slow, which some attributed partly to the effects of Japan’s earthquake on the global supply chain and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Although manufacturing growth slowed in the second half of the year as high commodity prices reduced pur-
chasing power and demand ebbed, the trend began to reverse near year-end.
The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012. European and Asian manufac-
turing, however, generally weakened throughout 2011 as parts of Europe were in danger of falling back into recession.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 24.

6 | Annual Report

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged hous-
ing market slump and massive national debt. Inflation rose across much of the world but stayed relatively contained in the U.S., even slowing toward year-
end amid declining energy and food prices. The Federal Reserve Board (Fed)
sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on
June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth.
Outside the U.S., European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. The European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for Europe’s dis-
tressed commercial banks. Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms.

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe havens and seemed to ignore that many companies generated record profits. Despite large swings,
U.S. stocks, as measured by the S&P 500, gained 2.11% in 2011.1 The Dow
Jones Industrial Average rose 8.38%, reflecting investors’ general preference for large, established U.S. companies.1 In contrast, developed and emerging world stocks as measured by the MSCI All Country World Index fell 6.86%.1
Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented man-
agement teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich com-
panies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce

Annual Report | 7

the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others.
One is distressed investing, a highly specialized, complex field that can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situ-
ations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trad-
ing below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typi-
cally focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Despite the weak performance of global stock markets in 2011, several Fund investments increased in value. Three particularly strong performers were U.K.
cigarette maker Imperial Tobacco; UnitedHealth Group, a U.S. managed health care provider; and Bermuda-based White Mountains Insurance Group, which provides insurance products and services through its subsidiaries and
U.S. operating offices.

During the year, Imperial Tobacco reported sufficient progress in deleveraging its balance sheet, and announced a dividend increase and share buyback pro-
gram. In light of Imperial’s year-end 2011 stock valuation, we believed the share buyback was an attractive way for the company to return cash to share-
holders while simultaneously enhancing earnings growth. In addition, the company announced it intends to increase the dividend payout ratio and move it closer to that of its competitors. In our analysis, the stock’s attractive valua-
tion and the potential for future dividend growth to exceed the pace of its peers could enable Imperial management to generate meaningful total share-
holder returns in the medium term.

8 | Annual Report

UnitedHealth’s shares rose during the year as its earnings beat management’s initial guidance in part due to lower-than-expected utilization of medical serv-
ices by its members in addition to strong membership growth. The company increased its dividend in 2011, while its board of directors re-authorized the company’s share repurchase plan. At a UnitedHealth investor day convening in late November, management reaffirmed its 13% to 15% long-term earnings growth rate goal, which it seeks to achieve primarily via high, single-digit topline growth and productivity enhancements.

We had long thought that the market had underappreciated the value of long-
time Fund holding White Mountains, and in particular its Esurance and
Answer Financial subsidiaries. In 2011, White Mountains sold those busi-
nesses to Allstate at a significant premium to book value, driving White
Mountains’ share price higher. At period-end, we believed the stock was still trading at a significant discount to its tangible book value, of which almost two-thirds is excess capital. We expect White Mountains to use this excess capital to generate shareholder value in 2012.

During a highly volatile year for global stock markets in general, several hold-
ings had a negative effect on the Fund. These included large U.S. financial institutions Bank of America and Morgan Stanley; and Community Health
Systems, which operates more than 130 hospitals mostly in rural areas or small cities in 30 U.S. states.

Bank of America shares declined in 2011 as investors reacted to the com-
pany’s potential exposure to large mortgage-related losses. There was also a growing concern that related losses might force the company into a dilutive, capital-raising scenario. Bank of America also faced a very difficult general operating environment in 2011. Low interest rates, weak lending, the impact of new consumer rules on fees, and a drop-off in capital markets activity all pressured earnings and the stock price. Like many other financial stocks,
Bank of America was also impacted by contagion fears from Europe, changes in capital requirements and uncertainty over the impact of new regulations, such as Dodd-Frank. Although we still believed this holding held value, we exited our position in Bank of America and reallocated the capital proceeds to companies where we thought better risk-reward characteristics existed.

Community Health Systems was involved in a lawsuit filed by Tenet
Healthcare alleging that Community Health Systems had engaged in inappro-
priate patient-admissions practices and made false statements in their proxy documents related to a purchase offer for Tenet. The lawsuit and ensuing investigation caused a significant drop in Community Health’s share price.

Annual Report | 9

Furthermore, uncertainty over future reimbursement rates for hospitals from government programs have weighed on the hospital industry. In particular, a
Congressional budgetary “supercommittee” appointed to reach a grand deficit reduction plan for the heavily indebted U.S. government failed amid ongoing partisan bickering in Washington, DC. The lack of a comprehensive budget deal could trigger automatic spending cuts in 2013 to many federally funded programs, including Medicare. Because Medicare is a significant source of payments for hospitals, the fear surrounding potential payment cuts contin-
ued to depress hospital valuations. However, we believed the risk in reimbursement cuts was more than adequately priced in at year-end 2011, and that Community Health shares represented a good value at those levels.

Morgan Stanley’s stock price decline was driven largely by negative sentiment toward global investment banks, given economic and regulatory uncertainty, particularly in the U.S. and Europe. Additional fears surfaced during the sec-
ond half of 2011 that Morgan Stanley held excessive sovereign exposure to certain highly leveraged European countries in its accounts, although this turned out to be false. Morgan Stanley also faced operating challenges in its two main business segments, wealth management and institutional securities, due to client risk aversion and weak capital markets activity levels. At year-
end, we continued to view Morgan Stanley as an attractive investment given its low stock valuation and strong earnings potential. We also think the com-
pany has made great strides over the past few years in terms of strengthening its balance sheet while improving funding and capital positions.

During the year, the Fund held currency forwards to hedge a significant por-
tion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor positive impact on the Fund’s performance during the period.

10 | Annual Report

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 11

Performance Summary as of 12/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

12 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 13

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distri-
butions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

14 | Annual Report

Annual Report | 15

Endnotes

All investments involve risks. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main invest-
ment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

16 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other
Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical
“Ending Account Value” is based on the actual expense ratio for each class and an assumed 5%
annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.84%; A: 1.14%; B: 1.84%; C: 1.84%; and
R: 1.34%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

18 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.
dNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.35%.
eAmount rounds to less than $0.01 per share.
f Effective September 1, 2008, the redemption fee was eliminated.
gIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iTotal expenses net of a one-time unaffiliated fee reimbursement are 1.30%.
jRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
dNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.04%.
eAmount rounds to less than $0.01 per share.
fEffective September 1, 2008, the redemption fee was eliminated.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jTotal expenses net of a one-time unaffiliated fee reimbursement are 1.61%.
kRounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.
dNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.36%.
eEffective September 1, 2008, the redemption fee was eliminated.
fAmount rounds to less than $0.01 per share.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jTotal expenses net of a one-time unaffiliated fee reimbursement are 2.29%.
kRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.
dNet investment income per share includes approximately $(0.06) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.35%.
eAmount rounds to less than $0.01 per share.
fEffective September 1, 2008, the redemption fee was eliminated.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
iBenefit of expense reduction rounds to less than 0.01%.
jTotal expenses net of a one-time unaffiliated fee reimbursement are 2.30%.
kRounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period October 30, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expenses on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iTotal expenses net of a one-time unaffiliated fee reimbursement are 1.80%.
jRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

Mutual Beacon Fund

Statement of Investments, December 31, 2011

	Country	Shares	Value
Common Stocks and Other Equity Interests 85.8%			
Aerospace & Defense 1.8%			
Goodrich Corp.	United States	152,990	$ 18,924,863
Raytheon Co.	United States	1,054,870	51,034,611
			69,959,474
Auto Components 0.2%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	1,506,491	5,017
[a,d] International Automotive Components Group Brazil LLC	Brazil	2,846,329	2,310,166
[d,e] International Automotive Components Group North America, LLC	United States	16,905,297	7,166,155
			9,481,338
Automobiles 0.0%[†]			
Daimler AG	Germany	34,193	1,494,437
Beverages 3.9%			
Coca-Cola Enterprises Inc.	United Kingdom	1,528,110	39,394,676
PepsiCo Inc.	United States	598,878	39,735,555
Pernod Ricard SA	France	735,770	68,242,328
			147,372,559
Biotechnology 1.8%			
Amgen Inc.	United States	1,035,620	66,497,160
[a] Grifols SA, ADR	Spain	619,686	3,426,864
			69,924,024
Capital Markets 2.0%			
Morgan Stanley	United States	2,348,672	35,535,407
[a] UBS AG	Switzerland	3,309,489	39,431,009
			74,966,416
Chemicals 0.1%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	12,598,548	3,149,637
Commercial Banks 2.5%			
[a,d] FE Capital Holdings Ltd.	Japan	35,242	—
[a,d,f] First Southern Bancorp Inc.	United States	1,065,450	10,356,174
Korea Exchange Bank	South Korea	3,928,134	24,905,573
[a,d] NCB Warrant Holdings Ltd., A	Japan	163,895	—
Wells Fargo & Co.	United States	2,188,070	60,303,209
			95,564,956
Communications Equipment 2.0%			
Cisco Systems Inc.	United States	3,138,900	56,751,312
[a] Motorola Mobility Holdings Inc.	United States	490,300	19,023,640
			75,774,952
Construction & Engineering 0.5%			
Boart Longyear Group	Australia	6,098,577	17,344,835
Consumer Finance 0.4%			
[a,d] Ally Financial Inc.	United States	2,583	13,430,196
[a] Comdisco Holding Co. Inc.	United States	1,223	7,216
			13,437,412

24 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2011 (continued)

Annual Report | 25

Mutual Beacon Fund

Statement of Investments, December 31, 2011 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Insurance (continued)			
Symetra Financial Corp.	United States	1,765,834	$ 16,016,115
White Mountains Insurance Group Ltd.	United States	239,181	108,459,016
			256,030,438
Internet Software & Services 2.2%			
[a,g,h] Google Inc., A	United States	63,960	41,311,764
[a] Open Text Corp.	Canada	824,324	42,155,929
			83,467,693
IT Services 0.0%[†]			
Glodyne Technoserve Ltd.	India	91,839	413,678
Marine 1.0%			
A.P. Moller-Maersk AS, B	Denmark	5,590	36,910,411
Media 8.1%			
British Sky Broadcasting Group PLC	United Kingdom	3,264,627	37,168,829
Comcast Corp., Special A	United States	696,809	16,416,820
News Corp., A	United States	3,984,278	71,079,520
News Corp., B	United States	196,951	3,580,569
Reed Elsevier PLC	United Kingdom	5,032,343	40,508,940
Time Warner Cable Inc.	United States	1,398,966	88,932,269
Viacom Inc., B	United States	1,093,820	49,670,366
			307,357,313
Metals & Mining 0.8%			
[a,d,f] PMG LLC	United States	26,731	2,793,393
ThyssenKrupp AG	Germany	1,174,823	26,993,219
			29,786,612
Multi-Utilities 0.8%			
GDF Suez	France	1,111,075	30,371,920
Office Electronics 2.0%			
Xerox Corp.	United States	9,705,146	77,252,962
Oil, Gas & Consumable Fuels 6.5%			
Apache Corp.	United States	653,870	59,227,545
El Paso Corp.	United States	1,004,274	26,683,560
Marathon Oil Corp.	United States	2,922,456	85,540,287
Marathon Petroleum Corp.	United States	618,926	20,604,047
The Williams Cos. Inc.	United States	1,697,273	56,043,954
			248,099,393
Paper & Forest Products 1.1%			
Domtar Corp.	United States	183,275	14,654,669
International Paper Co.	United States	936,369	27,716,522
			42,371,191
Pharmaceuticals 5.2%			
Eli Lilly & Co.	United States	927,680	38,554,381
[a] Hospira Inc.	United States	625,750	19,004,027

26 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2011 *(continued)*

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)			
Pharmaceuticals (continued)			
Merck & Co. Inc.	United States	2,005,510	$ 75,607,727
[g,h] Pfizer Inc.	United States	3,048,145	65,961,858
			199,127,993
Real Estate Management & Development 1.0%			
[c] Canary Wharf Group PLC	United Kingdom	10,069,634	36,967,321
Software 4.5%			
Microsoft Corp.	United States	4,391,970	114,015,541
Nintendo Co. Ltd.	Japan	136,230	18,762,269
Polaris Financial Technology Ltd.	India	4,506,423	10,523,346
[a] Symantec Corp.	United States	1,842,567	28,836,173
			172,137,329
Tobacco 8.7%			
Altria Group Inc.	United States	1,246,520	36,959,318
British American Tobacco PLC	United Kingdom	2,393,998	113,729,625
Imperial Tobacco Group PLC	United Kingdom	3,134,424	118,646,412
[g,h] Lorillard Inc.	United States	543,688	61,980,432
			331,315,787
Wireless Telecommunication Services 2.7%			
Vodafone Group PLC	United Kingdom	36,811,287	102,318,471
Total Common Stocks and Other Equity Interests (Cost $2,951,219,250)			3,271,007,255
Convertible Preferred Stocks (Cost $1,821,000) 0.2%			
Commercial Banks 0.2%			
[a,d,f] First Southern Bancorp Inc., cvt. pfd., C	United States	1,821	6,707,398
Preferred Stocks (Cost $38,198,556) 0.8%			
Automobiles 0.8%			
Porsche Automobile Holding SE, pfd.	Germany	568,537	30,269,496
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 3.9%			
Clear Channel Communications Inc.,			
[i,j] Delayed Draw 2 Term Loan, 3.946%, 1/29/16	United States	3,422,000	2,483,089
senior note, 9.00%, 3/01/21	United States	5,339,000	4,524,803
[k] senior note, PIK, 11.00%, 8/01/16	United States	7,227,000	4,589,145
[i,j] Tranche B Term Loan, 3.946%, 1/29/16	United States	19,549,000	14,504,263
[i,j] Tranche C Term Loan, 3.946%, 1/29/16	United States	4,987,652	3,622,282
[i,j] iStar Financial Inc.,			
Tranche A1 Term Loan, 5.00%, 6/28/13	United States	1,989,128	1,978,826
Tranche A2 Term Loan, 7.00%, 6/30/14	United States	1,480,000	1,439,300
NRG Energy Inc., senior note, 7.375%, 1/15/17	United States	6,975,000	7,254,000

Annual Report | 27

28 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2011 (continued)

Annual Report | 29

Mutual Beacon Fund

Statement of Investments, December 31, 2011 (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2011, the aggregate value of these securities was $40,916,274, representing 1.07% of net assets.
dSee Note 9 regarding restricted securities.
eAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
fSee Note 12 regarding holdings of 5% voting securities.
gA portion or all of the security is held in connection with written option contracts open at year end.
hSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures, forward and written options contracts. At December 31, 2011, the aggregate value of these securities and/or cash pledged as collateral was $131,040,453, representing 3.44% of net assets.
iThe coupon rate shown represents the rate at period end.
jSee Note 1(g) regarding senior floating rate interests.
kIncome may be received in additional securities and/or cash.
lSee Note 10 regarding unfunded loan commitments.
mSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2011, the aggregate value of these securities was $26,861,247, representing 0.70% of net assets.
nSee Note 8 regarding credit risk and defaulted securities.
oA portion or all of the security purchased on a delayed delivery basis. See Note 1(c)
pThe security is traded on a discount basis with no stated coupon rate.
qSee Note 1(d) regarding written options.
rSee Note 1(e) regarding securities sold short.

30 | Annual Report

Mutual Beacon Fund

Statement of Investments, December 31, 2011 (continued)

At December 31, 2011, the Fund had the following futures contracts outstanding. See Note 1(d).

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Beacon Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*
December 31, 2011

Class Z:	
Net assets, at value	$2,423,176,570
Shares outstanding	207,506,393
Net asset value and maximum offering price per share	$11.68
Class A:	
Net assets, at value	$1,062,476,828
Shares outstanding	91,535,481
Net asset value per share[a]	$11.61
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.32
Class B:	
Net assets, at value	$ 10,204,850
Shares outstanding	885,796
Net asset value and maximum offering price per share[a]	$11.52
Class C:	
Net assets, at value	$ 315,389,826
Shares outstanding	27,330,555
Net asset value and maximum offering price per share[a]	$11.54
Class R:	
Net assets, at value	$ 2,038,841
Shares outstanding	176,959
Net asset value and maximum offering price per share	$11.52

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Beacon Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Annual Report | 37

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates

38 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Annual Report | 39

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At December 31, 2011, the Fund holds $5,714,831 in U.S. Treasury Bills and Notes as collateral for derivatives.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

40 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2011, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

i. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 41

Mutual Beacon Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Income Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

42 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with serv-
ice providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the
Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Annual Report | 43

Mutual Beacon Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the excep-
tion of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connec-
tion with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the
Fund’s shares up to the maximum annual plan rate for each class.

44 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to invest-
ment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the
Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2011, the Fund paid transfer agent fees of $5,497,157, of which $2,728,475 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The
Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the
Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

Annual Report | 45

Mutual Beacon Fund

Notes to Financial Statements (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN (continued)

During the year ended December 31, 2011, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

aThe projected benefit obligation is included in accrued expenses and other liabilities in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the
Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, capital loss carryforwards were as follows:

During the year ended December 31, 2011, the Fund utilized $13,365,599 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2011, the Fund deferred post-October capital losses of $26,125,880.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

46 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2011, aggregated $2,042,917,666 and $2,529,056,748, respectively.

Transactions in options written during the year ended December 31, 2011, were as follows:

See Notes 1(d) and 11 regarding derivative financial instruments and other derivative information, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possi-
bility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securi-
ties, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

Annual Report | 47

Mutual Beacon Fund

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

At December 31, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $24,598,562, representing 0.64% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer gen-
erally incurs all registration costs.

At December 31, 2011, the Fund held investments in restricted securities, excluding certain secu-
rities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The
Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

48 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

10. UNFUNDED LOAN COMMITMENTS (continued)

At December 31, 2011, unfunded commitments were as follows:

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and
Liabilities and the Statement of Operations.

11. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the
Statement of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2011, the effect of derivative contracts on the Fund’s
Statement of Operations was as follows:

Annual Report | 49

Mutual Beacon Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2011, the average month end market value of derivatives represented 0.65% of average month end net assets. The average month end number of open derivative contracts for the year was 125.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2011, were as shown below.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively,
Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on
January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusu-
ally large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global
Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

50 | Annual Report

Mutual Beacon Fund

Notes to Financial Statements (continued)

13. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global
Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global
Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are sum-
marized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

Annual Report | 51

aIncludes common, convertible preferred and preferred stocks as well as other equity investments.
bIncludes securities determined to have no value at December 31, 2011.
cFor detailed categories, see the accompanying Statement of Investments.

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs
(Level 3) were used in determining fair value, is as follows:

52 | Annual Report

aThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.
bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
cIncludes common and convertible preferred stocks as well as other equity investments.
dIncludes securities determined to have no value.

15. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The
amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted
Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already dis-
closed in the financial statements.

Annual Report | 53

54 | Annual Report

Mutual Beacon Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual Beacon Fund:

We have audited the accompanying statement of assets and liabilities of the Mutual Beacon Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Beacon Fund of the Franklin Mutual Series Funds at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Annual Report | 55

Mutual Beacon Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 40.94% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $102,914,156 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV by mid-February 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $9,742,575 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2011.

56 | Annual Report

Mutual Beacon Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s succes-
sor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

Annual Report | 57

58 | Annual Report

Annual Report | 59

60 | Annual Report

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund’s investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, the Fund’s investment manager.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Fund’s Board has determined that certain of the members of the Audit Committee, including Ann Torre Bates, are audit committee financial experts, and “independent,”
under those provisions of the Sarbanes-Oxley Act of 2002, and the rules and form amendments adopted by the Securities and Exchange Commission, relating to audit com-
mittee financial experts.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 61

Mutual Beacon Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

62 | Annual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

MUTUAL BEACON FUND

Investment Manager
Franklin Advisory Services, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

476 A 02/12

DECEMBER 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

VALUE

MUTUAL SHARES FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Mutual Shares Fund

Your Fund’s Goals and Main Investments: Mutual Shares Fund seeks capital appreciation,

with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s man-

agers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

This annual report for Mutual Shares Fund covers the fiscal year ended
December 31, 2011.

Performance Overview

Mutual Shares Fund – Class Z had a -1.50% cumulative total return for the 12 months ended December 31, 2011. The Fund underperformed the
+2.11% total return of its benchmark, the Standard & Poor’s 500 Index
(S&P 500), which is a broad measure of U.S. stock performance.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopoliti-
cal, employment and housing pressures. In contrast, growth outside the
U.S. began to slow, which some attributed partly to the effects of Japan’s earthquake on the global supply chain and populist uprisings across the oil-
and-gas-producing regions of the Middle East and North Africa. Although manufacturing growth slowed in the second half of the year as high commod-
ity prices reduced purchasing power and demand ebbed, the trend began to reverse near year-end. The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012.
European and Asian manufacturing, however, generally weakened through-
out 2011 as parts of Europe were in danger of falling back into recession.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 25.

6 | Annual Report

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged housing market slump and massive national debt. Inflation rose across much of the world but stayed relatively contained in the U.S., even slowing toward year-end amid declining energy and food prices. The Federal Reserve Board (Fed) sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth. Outside the U.S., European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. The European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for Europe’s distressed commercial banks. Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms.

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe havens and seemed to ignore that many companies generated record profits. Despite large swings, U.S. stocks, as measured by the S&P 500, gained 2.11% in 2011.1 The Dow Jones Industrial Average rose 8.38%, reflecting investors’ general preference for large, established U.S. companies.1 In contrast, developed and emerging world stocks as measured by the MSCI All Country World Index fell 6.86%.1 Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce

Annual Report | 7

the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized, complex field that can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Despite the weak performance of global stock markets in 2011, several Fund investments increased in value. Three particularly strong performers were managed care company UnitedHealth Group, U.K.-based cigarette manufacturer British American Tobacco (BAT), and White Mountains Insurance Group.

UnitedHealth’s shares rose during the year as its earnings beat management’s initial guidance in part due to lower-than-expected utilization of medical services by its members in addition to strong membership growth. The company increased its dividend in 2011, while its board of directors re-authorized the company’s share repurchase plan. At a UnitedHealth investor day convening in late November, management reaffirmed its 13% to 15% long-term earnings growth rate goal, which it seeks to achieve primarily via high, single-digit topline growth and productivity enhancements.

8 | Annual Report

BAT shares were another key contributor to Fund performance as the company announced operating results that repeatedly exceeded market expectations through the third quarter of 2011. Management also announced it had completed a five-year goal to realize £800 million in cost savings two years ahead of schedule, and it laid out a new goal to continue growing operating margins for the next six to seven years by increasing prices and cutting costs. In 2011, BAT and other tobacco stocks also benefited from the defensive nature of their business models, which include pricing power, reasonably predictable operating profits and high dividend payout ratios. BAT has been a long-term Fund holding, and we continue to believe the shares are an attractive investment in a market fraught with uncertainty.

We had long thought that the market had underappreciated the value of long-time Fund holding White Mountains, and in particular its Esurance and Answer Financial subsidiaries. In 2011, White Mountains sold those businesses to Allstate at a significant premium to book value, driving White Mountains’ share price higher. At period-end, we believed the stock was still trading at a significant discount to its tangible book value, of which almost two-thirds is excess capital. We expect White Mountains to use this excess capital to generate shareholder value in 2012.

During a highly volatile year for global stock markets in general, several holdings hurt Fund performance, including Community Health Systems, which operates more than 130 hospitals mostly in rural areas or small cities in 30 U.S. states; Bank of America; and computer and printer manufacturer Hewlett-Packard.

Community Health Systems was involved in a lawsuit filed by Tenet Healthcare alleging that Community Health Systems had engaged in inappropriate patient-admissions practices and made false statements in their proxy documents related to a purchase offer for Tenet. The lawsuit and ensuing investigation caused a significant drop in Community Health’s share price. Furthermore, uncertainty over future reimbursement rates for hospitals from government programs have weighed on the hospital industry. In particular, a Congressional budgetary “supercommittee” appointed to reach a grand deficit reduction plan for the heavily indebted U.S. government failed amid ongoing partisan bickering in Washington, DC. The lack of a comprehensive budget deal could trigger automatic spending cuts in 2013 to many federally funded programs, including Medicare. Because Medicare is a significant source of payments for hospitals, the fear surrounding potential payment cuts continued to depress hospital valuations. However, we believed the risk in reimbursement cuts was more than adequately priced in at year-end 2011 and that Community Health shares represented a good value at those levels.

Annual Report | 9

Bank of America shares declined in 2011 as investors reacted to the company’s potential exposure to large mortgage-related losses. There was also a growing concern that related losses might force the company into a dilutive, capital-raising scenario. Bank of America also faced a very difficult general operating environment in 2011. Low interest rates, weak lending, the impact of new consumer rules on fees, and a drop-off in capital markets activity all pressured earnings and the stock price. Like many other financial stocks, Bank of America was also impacted by contagion fears from Europe, changes in capital requirements and uncertainty over the impact of new regulations, such as Dodd-Frank. Although we still believed this holding held value, we exited our position in Bank of America and reallocated the capital proceeds to companies where we thought better risk-reward characteristics existed.

The Fund originally initiated a Hewlett-Packard position after the well-publicized departure of CEO Mark Hurd caused shares to drop to valuations near the bottom end of historical ranges based on earnings and cash flow. The company’s dominant franchise in printing, number-one market share in personal computers and servers, large base of recurring revenues, and history of strong cash flow generation are all positive characteristics for Hewlett-Packard. However, a number of operational and strategic missteps, including a large, dilutive acquisition of a U.K. software firm, weighed on the shares and caused us to revise downward our estimates of intrinsic value and downside protection. Therefore, we decided to sell the Fund’s position.

During the year, the Fund held currency forwards to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negligible impact on the Fund’s performance during the period.

10 | Annual Report

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 11

12 | Annual Report

Performance Summary as of 12/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 13

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

14 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distri-
butions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 15

16 | Annual Report

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertain-
ties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the man-
ager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Annual Report | 17

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Annual Report | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.87%.
dNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust
(REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.73%.
eNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.95%.
fEffective September 1, 2008, the redemption fee was eliminated.
gAmount rounds to less than $0.01 per share.
hIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.
20 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.
dNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.43%.
eNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.65%.
fEffective September 1, 2008, the redemption fee was eliminated.
gAmount rounds to less than $0.01 per share.
hTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
iIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
jBenefit of expense reduction rounds to less than 0.01%.
kBenefit of waiver and payments by affiliates rounds to less than 0.01%.
lRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
dNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.
eNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.96%.
fEffective September 1, 2008, the redemption fee was eliminated.
gAmount rounds to less than $0.01 per share.
hTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
iIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
jBenefit of expense reduction rounds to less than 0.01%.
kBenefit of waiver and payments by affiliates rounds to less than 0.01%.
lRounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
dNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.
eNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.95%.
fEffective September 1, 2008, the redemption fee was eliminated.
gAmount rounds to less than $0.01 per share.
hTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
iIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
jBenefit of expense reduction rounds to less than 0.01%.
kBenefit of waiver and payments by affiliates rounds to less than 0.01%.
lRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 23

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.37%.
dNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
eNet investment income per share includes approximately $(0.08) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.45%.
fEffective September 1, 2008, the redemption fee was eliminated.
gAmount rounds to less than $0.01 per share.
hTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
iIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
See Note 1(d).
jBenefit of expense reduction rounds to less than 0.01%.
kBenefit of waiver and payments by affiliates rounds to less than 0.01%.
lRounds to less than 0.01%.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2011

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 87.3%			
Aerospace & Defense 2.2%			
[a] GenCorp Inc.	United States	2,073,770	$ 11,032,456
Goodrich Corp.	United States	541,010	66,922,937
[a] Huntington Ingalls Industries Inc.	United States	2,190,346	68,514,023
Raytheon Co.	United States	3,269,180	158,162,929
			304,632,345
Air Freight & Logistics 0.3%			
PostNL NV	Netherlands	3,746,772	11,929,640
TNT Express NV	Netherlands	3,538,618	26,445,112
			38,374,752
Auto Components 0.2%			
[a,b,c] Collins & Aikman Products Co., Contingent Distribution	United States	3,845,673	12,806
[a,d,e] International Automotive Components Group Brazil LLC	Brazil	7,234,813	5,871,991
[d,e,f] International Automotive Components Group North America, LLC	United States	46,695,640	19,794,282
			25,679,079
Automobiles 0.6%			
Daimler AG	Germany	142,326	6,220,489
[a] General Motors Co.	United States	3,903,130	79,116,445
			85,336,934
Beverages 3.6%			
Coca-Cola Enterprises Inc.	United Kingdom	2,995,300	77,218,834
Dr. Pepper Snapple Group Inc.	United States	2,964,988	117,057,726
PepsiCo Inc.	United States	1,453,924	96,467,858
Pernod Ricard SA	France	2,186,962	202,839,716
			493,584,134
Biotechnology 1.4%			
Amgen Inc.	United States	3,024,606	194,209,951
Building Products 0.7%			
[a] Owens Corning Inc.	United States	3,320,705	95,370,648
Capital Markets 1.2%			
Morgan Stanley	United States	6,528,110	98,770,304
[a] UBS AG	Switzerland	5,843,234	69,619,392
			168,389,696
Chemicals 1.0%			
[a,b,c] Dow Corning Corp., Contingent Distribution	United States	12,630,547	3,157,637
Linde AG	Germany	911,894	135,671,394
			138,829,031
Commercial Banks 3.1%			
[a] CIT Group Inc.	United States	1,386,732	48,355,345
[a,d] Elephant Capital Holdings Ltd.	Japan	64,834	—
[a,d] First Southern Bancorp Inc.	United States	453,016	4,403,316
[a,e] Guaranty Bancorp	United States	5,731,834	8,425,796
KB Financial Group Inc.	South Korea	1,076,879	33,720,688
[a,d] NCB Warrant Holdings Ltd., A	Japan	301,530	—

Annual Report | 25

Mutual Shares Fund

Statement of Investments, December 31, 2011 (continued)

26 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2011 (continued)

Annual Report | 27

Mutual Shares Fund

Statement of Investments, December 31, 2011 (continued)

28 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2011 (continued)

Annual Report | 29

Mutual Shares Fund

Statement of Investments, December 31, 2011 (continued)

30 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2011 (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2011, the aggregate value of these securities was $56,979,392, representing 0.42% of net assets.
dSee Note 9 regarding restricted securities.
eSee Note 13 regarding holdings of 5% voting securities.

Annual Report | 31

Mutual Shares Fund

Statement of Investments, December 31, 2011 (continued)

fAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2011, the aggregate value of these securities was $127,010,817, representing 0.94% of net assets.
hSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and written options contracts. At December 31, 2011, the aggregate value of these securities and/or cash pledged as collateral was $149,518,520, representing 1.10% of net assets.
iA portion or all of the security is held in connection with written option contracts open at year end.
jThe coupon rate shown represents the rate at period end.
kSee Note 1(g) regarding senior floating rate interests.
lIncome may be received in additional securities and/or cash.
mSee Note 10 regarding unfunded loan commitments.
nSee Note 8 regarding credit risk and defaulted securities.
oA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
pThe security is traded on a discount basis with no stated coupon rate.
qSee Note 1(d) regarding written options.
rSee Note 1(e) regarding securities sold short.

At December 31, 2011, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EUR/USD	Short	732	$118,657,200	3/19/12	$888,835	$ —
GBP/USD	Short	699	67,715,625	3/19/12	—	(2,325)
Unrealized appreciation (depreciation)					888,835	(2,325)
Net unrealized appreciation (depreciation)					$886,510	

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BBU	Buy	3,314,512	$ 5,177,070	1/17/12	$ —	$ (29,678)
British Pound	BBU	Buy	2,983,343	4,622,689	1/17/12	10,400	—
British Pound	HAND	Buy	2,983,343	4,624,151	1/17/12	8,938	—
British Pound	BBU	Sell	52,490,535	82,497,838	1/17/12	980,775	—
British Pound	DBFX	Sell	8,044,776	12,830,400	1/17/12	336,977	—
British Pound	HSBC	Sell	48,166,059	75,604,432	1/17/12	803,221	—
British Pound	BANT	Sell	2,328,408	3,751,788	1/17/12	135,802	—
Euro	BANT	Buy	14,085,123	18,309,656	1/18/12	—	(76,930)
Euro	DBFX	Buy	9,700,000	12,624,815	1/18/12	—	(68,486)
Euro	SSBT	Buy	1,834,293	2,398,778	1/18/12	—	(24,347)
Euro	BBU	Buy	5,985,123	7,769,708	1/18/12	—	(22,163)
Euro	SSBT	Buy	10,050,700	12,987,113	1/18/12	23,186	—
Euro	BANT	Sell	45,860,724	63,706,158	1/18/12	4,340,968	—
Euro	SSBT	Sell	38,346,180	53,186,152	1/18/12	3,548,290	—
Euro	HSBC	Sell	3,337,345	4,730,429	1/18/12	410,346	—

32 | Annual Report

Mutual Shares Fund

Statement of Investments, December 31, 2011 (continued)

Forward Exchange Contracts (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Mutual Shares Fund

Financial Statements

Statement of Assets and Liabilities
December 31, 2011

34 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Shares Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
December 31, 2011

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 35

Mutual Shares Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2011

36 | The accompanying notes are an integral part of these financial statements. | Annual Report

Mutual Shares Fund

Financial Statements (continued)

Statements of Changes in Net Assets

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Mutual Shares Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

38 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obliga-
tion under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instru-
ments for which market prices are not readily available or which may not be reliably priced.
Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.
The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.
Due to the inherent uncertainty of valuations of such investments, the fair values may differ sig-
nificantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific mar-
ket proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

Annual Report | 39

Mutual Shares Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S.
dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S.
dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabili-
ties other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would nor-
mally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-
party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage exposure to certain foreign curren-
cies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such

40 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-
terparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options pur-
chased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At December 31, 2011, the Fund holds $18,308,507 in United Kingdom Treasury Bonds, U.S.
Treasury Bills, Bonds and Notes as collateral for derivatives.

See Notes 7 and 12 regarding investment transactions and other derivative information, respectively.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obli-
gated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

Annual Report | 41

Mutual Shares Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash col-
lateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than
100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the mar-
ket risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2011, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodi-
cally reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered
Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

i. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue
Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

42 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt secu-
rities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United
States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class spe-
cific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assump-
tions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 43

Mutual Shares Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with serv-
ice providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the
Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Mutual Shares Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s
Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maxi-
mum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

Annual Report | 45

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2011, the Fund paid transfer agent fees of $17,637,654, of which $9,444,883 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses.
During the year ended December 31, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The
Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement.
Effective in December 1996, the Plan was closed to new participants.

46 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN (continued)

During the year ended December 31, 2011, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the
Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, the Fund had capital loss carryforwards of $2,146,562,655 expiring in
2017. During the year ended December 31, 2011, the Fund utilized $185,891,682 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

Annual Report | 47

Mutual Shares Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2011, aggregated $4,074,177,691 and $5,316,732,123, respectively.

Transactions in options written during the year ended December 31, 2011, were as follows:

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed com-
panies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable conse-
quences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $34,575,348, representing 0.25% of the Fund’s net assets.
For information as to specific securities, see the accompanying Statement of Investments.

48 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer gener-
ally incurs all registration costs.

At December 31, 2011, the Fund held investments in restricted securities, excluding certain secu-
rities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The
Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

Annual Report | 49

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and
Liabilities and the Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commit-
ment would result in an unrealized loss, the Fund recognizes such losses on the Statement of
Assets and Liabilities and the Statement of Operations.

At December 31, 2011, the Fund had aggregate unfunded capital commitments of $2,264,775, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the
Statement of Assets and Liabilities as follows:

50 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

12. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2011, the effect of derivative contracts on the Fund’s
Statement of Operations was as follows:

For the year ended December 31, 2011, the average month end market value of derivatives repre-
sented 0.55% of average month end net assets. The average month end number of open derivative contracts for the year was 121.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2011, were as shown below.

Annual Report | 51

Mutual Shares Fund

Notes to Financial Statements (continued)

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (continued)

14. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton
Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA)
with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset alloca-
tion, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator
Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of
Franklin Mutual. For the year ended December 31, 2011, the Fund was held by one or more of the
Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of
Operations. At December 31, 2011, 16.59% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

52 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

15. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively,
Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on
January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusu-
ally large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global
Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global
Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global
Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

16. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are sum-
marized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associ-
ated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 53

Mutual Shares Fund

Notes to Financial Statements (continued)

16. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

54 | Annual Report

Mutual Shares Fund

Notes to Financial Statements (continued)

16. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs
(Level 3) were used in determining fair value, is as follows:

Balance at Beginning of Year	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:										
Investments in Securities:										
Equity Investments:[c]										
Airlines	$ —[d]	$ —	$ —	$ —	$ —	$ (81,239)	$ (3,540,225)	$ 3,621,464	$ —	$ —
Auto Components	72,028,563[d]	—	(85,796)	—	—	(1,633,233)	(49,571)	(44,580,884)	25,679,079	(46,342,697)
Chemicals	3,157,637	—	—	—	—	—	—	—	3,157,637	—
Commercial Banks	12,661,515[d]	—	—	—	(1,142,768)	—	—	(136,540)	11,382,207[d]	(320,199)
Computers & Peripherals	—[d]	—	—	—	—	(316,333)	(189,224)	505,557	—	—
Consumer Finance	193,639,901	—	(3,186,750)	—	—	(26,190,827)	(273,933)	(89,442,144)	74,546,248	(88,593,126)
Diversified Telecommunication Services	—[d]	—	—	—	—	(2,330)	2,330	1,447,329	1,447,329[d]	1,447,329
Electric Utilities	71,910,497[d]	—	(67,697,357)	—	—	—	—	(4,213,140)	—[d]	—
Hotels Restaurants & Leisure	9,446,415	—	—	—	—	—	—	(9,446,415)	—[d]	(9,446,415)
Insurance	76,905	—	—	—	—	(70,265)	—	(6,640)	—[d]	(6,640)
IT Services	1,655,498	—	—	—	(1,481,048)	—	—	(174,450)	—	—
Oil, Gas & Consumable Fuels	—[d]	—	—	—	—	—	(2,539)	2,539	—	—
Real Estate Management & Development	61,839,843	—	—	—	—	—	—	(9,478,223)	52,361,620	(9,478,223)
Corporate Bonds, Notes and Senior Floating Rate Interests	105,587,110	—	(128,982,000)	—	—	—	—	23,394,890	—	—
Corporate Notes and Senior Floating Rate Interests in Reorganization	47,550	—	(23,775)	—	—	—	—	(23,775)	—[d]	(23,775)
Companies in Liquidation	—[d]	—	—	—	—	(130,461)	130,461	—	—[d]	—
Total	$532,051,434	$ —	$(199,975,678)	$ —	$(2,623,816)	$(28,424,688)	$ (3,922,701)	$(128,530,432)	$168,574,120	$(152,763,746)

[d] Includes securities determined to have no value.

17. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The
amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally
Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and

Annual Report | 55

Mutual Shares Fund

Notes to Financial Statements (continued)

17. NEW ACCOUNTING PRONOUNCEMENTS (continued)

include new guidance for certain fair value measurement principles and disclosure requirements.
The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

18. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already dis-
closed in the financial statements.

56 | Annual Report

Mutual Shares Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the
Mutual Shares Fund:

We have audited the accompanying statement of assets and liabilities of the Mutual Shares Fund
(one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal con-
trol over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examin-
ing, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Fund of the Franklin Mutual
Series Funds at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Annual Report | 57

Mutual Shares Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports
55.19% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allow-
able but no less than $381,677,803 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to share-
holders on Form 1099-DIV by mid-February 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allow-
able but no less than $62,719,834 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2011.

58 | Annual Report

Mutual Shares Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s succes-
sor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

Annual Report | 59

60 | Annual Report

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Mutual Shares Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange
Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed
Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus.
This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

64 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Mutual Shares Fund

Investment Manager
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

474 A 02/12

DECEMBER 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

INTERNATIONAL

Mutual European Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Mutual European Fund

Your Fund’s Goals and Main Investments: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrin-

sic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from,

European countries, as defined in the prospectus.

This annual report for Mutual European Fund covers the fiscal year ended
December 31, 2011.

Performance Overview

Mutual European Fund – Class Z had a cumulative total return of -8.01% for the 12 months under review. The Fund performed better than its benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s devel-
oped markets and posted a -9.34% total return in local currency terms.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

European stocks declined in 2011 as a deepening sovereign debt crisis, an unconvincing response from the region’s political leaders and economic growth concerns led to escalating investor anxiety and severe market volatility. Stocks entered the year supported by positive momentum in corporate earnings and renewed economic stimulus measures in the developed world. However, this proved to be short-lived as Europe’s sovereign debt woes grew worse over the summer. Portugal, Greece and Ireland were compelled to receive bailouts and had their credit ratings slashed to junk grade, while rising bond yields in the

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 5

6 | Annual Report

BAT shares were a key contributor to Fund performance as the company announced operating results that repeatedly exceeded market expectations through the third quarter of 2011. Management also announced it had com-
pleted a five-year goal to realize £800 million in cost savings two years ahead of schedule, and it laid out a new goal to continue growing operating margins for the next six to seven years by increasing prices and cutting costs. In 2011, BAT and other tobacco stocks also benefited from the defensive nature of their busi-
ness models, which include pricing power, reasonably predictable operating profits and high dividend payout ratios. BAT has been a long-term Fund hold-
ing, and we continue to believe the shares are an attractive investment in a market fraught with uncertainty.

During the year, Imperial Tobacco reported sufficient progress in deleveraging its balance sheet, and announced a dividend increase and share buyback pro-
gram. In light of Imperial’s year-end 2011 stock valuation, we believed the share buyback was an attractive way for the company to return cash to share-
holders while simultaneously enhancing earnings growth. In addition, the company announced it intends to increase the dividend payout ratio and move it closer to that of its competitors. In our analysis, the stock’s attractive valua-
tion and the potential for future dividend growth to exceed the pace of its peers could enable Imperial management to generate meaningful total shareholder returns in the medium term.

Shares of The Berkeley Group appreciated during 2011 as the company deliv-
ered strong operating performance and announced a long-term strategic plan.
The 10-year plan provides a framework under which Berkeley aims to return
£13 per share of dividends to shareholders over the next 10 years, with the first dividend milestone of £4.34 anticipated no later than September 30, 2015. At its annual shareholder meeting, the company also reiterated it will be able to maintain its return on equity, or the amount of net income returned as a per-
centage of shareholders’ equity, of at least 18.5% into 2012 and beyond.

During a highly volatile year for European stock markets in general, several holdings had a negative effect on the Fund. These included German industrial conglomerate ThyssenKrupp, French hotelier Accor, and Danish shipping and industrial conglomerate A.P. Moeller-Maersk.

ThyssenKrupp is an industrial conglomerate that has two lines of business —
materials and technology. The materials segment includes one of the world’s largest non-integrated steel producers, while the technology division is diverse and includes segments that manufacture elevators, produce components for the automotive industry and build large scale industrial plants, military ships and submarines. ThyssenKrupp is a restructuring story with new management

Annual Report | 7

working to deliver on past investments and improve productivity. Its stock price moved lower in the second half of 2011 due to concerns the global eco-
nomic recovery was stalling and as leaders struggled to contain the European sovereign debt crisis. German industrial companies, including ThyssenKrupp, suffered as they are generally perceived to be most exposed to a weakening
Europe. The stock also moved lower because of company delays in ramping up a significant steel project in the Americas. Despite the recent pullback, we continue to believe the company is in the early stages of transformation and that the company’s ongoing restructuring efforts could be a positive catalyst in streamlining its businesses.

The Fund’s investment in Accor detracted from returns during the year due to concerns that international travel and, consequently, demand for lodging could be adversely impacted by sluggish global economic growth, particularly across
Europe. Despite these near-term headwinds, Accor management continued to pursue its “asset light” strategy by divesting some of its real estate holdings and executing rebranding and development objectives that we believe could create long-term value for shareholders.

A.P. Moeller-Maersk’s share price declined due to concerns that lower rates were hurting its container shipping activities, which are the world’s largest.
These lower rates were driven by overcapacity of ships available on the impor-
tant Asia-to-Europe route. We continued to believe that the stock was being excessively punished by investors who give little credit to Maersk’s competitive position, management’s ongoing cost reduction and capital reallocation efforts, as well as encouraging developments in the company’s growing oil and gas exploration and production activities.

During the year, the Fund held currency forwards to hedge a significant por-
tion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

8 | Annual Report

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources consid-
ered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you under-
stand our investment management philosophy.

Annual Report | 9

10 | Annual Report

Performance Summary as of 12/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distri-
butions. The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses.
One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Performance Summary (continued)

Endnotes

Value securities may not increase in price as anticipated or may decline further in value. Because the Fund invests in issuers located in Europe, it may experience greater volatility than a more geographically diversified fund.
Foreign securities risks include currency fluctuations, and economic and political uncertainties. In addition, the
Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve certain risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: © 2012 Morningstar. The MSCI Europe Index is a market capitalization-weighted index designed to measure equity market performance of developed markets in Europe.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | AnnualReport

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

AnnualReport | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eIncludes dividend expense on securities sold short and borrowing fees, if any. See below for expense ratios of such expenses to average net assets for the periods presented.
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

18 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for expense ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

Mutual European Fund

Financial Highlights (continued)

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for expense ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

20 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

Mutual European Fund

Financial Highlights (continued)

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for expense ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

Mutual European Fund

Financial Highlights (continued)

aFor the period October 30, 2009 (effective date) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

22 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

Mutual European Fund

Statement of Investments, December 31, 2011

Country	Shares	Value
Common Stocks and Other Equity Interests 83.9%			
Air Freight & Logistics 0.8%			
PostNL NV	Netherlands	1,446,324	$ 4,605,064
TNT Express NV	Netherlands	1,295,973	9,685,180
			14,290,244
Auto Components 1.6%			
[a]Continental AG	Germany	431,962	26,779,776
Automobiles 0.5%			
Daimler AG	Germany	182,723	7,986,077
Beverages 2.3%			
Pernod Ricard SA	France	412,582	38,266,790
Capital Markets 1.4%			
[a]UBS AG	Switzerland	1,951,181	23,247,406
Chemicals 3.6%			
Koninklijke DSM NV	Netherlands	419,580	19,468,787
Linde AG	Germany	283,923	42,242,003
			61,710,790
Commercial Banks 2.0%			
Barclays PLC	United Kingdom	2,988,980	8,171,034
BNP Paribas SA	France	145,350	5,709,640
HSBC Holdings PLC	United Kingdom	2,522,110	19,238,681
			33,119,355
Commercial Services & Supplies 0.4%			
Edenred	France	308,511	7,594,796
Construction & Engineering 1.8%			
Vinci SA	France	699,355	30,558,714
Construction Materials 3.4%			
CRH PLC	Ireland	1,737,292	34,538,143
SA des Ciments Vicat	France	388,468	22,226,015
			56,764,158
Containers & Packaging 2.8%			
Rexam PLC	United Kingdom	8,522,247	46,621,346
Diversified Financial Services 1.9%			
[a]Deutsche Boerse AG	Germany	227,334	11,919,598
[a]ING Groep NV	Netherlands	2,162,750	15,563,815
Oslo Bors VPS Holding ASA	Norway	340,000	3,411,000
			30,894,413
Diversified Telecommunication Services 4.4%			
[a]AboveNet Inc.	United States	192,541	12,517,090
Cable & Wireless Communication PLC	United Kingdom	15,528,811	9,187,355
[a,b,c]Marconi Corp., Contingent Distribution	United Kingdom	28,582,000	532,856
Telecom Italia SpA	Italy	10,812,637	9,684,399
Telenor ASA	Norway	866,637	14,215,360
Vivendi SA	France	1,292,116	28,296,767
			74,433,827

Annual Report | 23

Mutual European Fund

Statement of Investments, December 31, 2011 (continued)

24 | AnnualReport

Mutual European Fund

Statement of Investments, December 31, 2011 (continued)

AnnualReport | 25

Mutual European Fund

Statement of Investments, December 31, 2011 (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2011, the aggregate value of these securities was $18,697,233, representing 1.11% of net assets.
dSee Note 10 regarding restricted securities.
eSee Note 12 regarding holdings of 5% voting securities.
fThe coupon rate shown represents the rate at period end.
gSee Note 1(d) regarding senior floating rate interests.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2011, the aggregate value of these securities was $2,450,000, representing 0.14% of net assets.
iSee Note 8 regarding credit risk and defaulted securities.
jThe security is traded on a discount basis with no stated coupon rate.
kSecurity or a portion of the security has been pledged as collateral for open futures contracts. At December 31, 2011, the value of this security and/or cash pledged as collateral was $2,801,883, representing 0.17% of net assets.

26 | AnnualReport

Mutual European Fund

Statement of Investments, December 31, 2011 (continued)

At December 31, 2011, the Fund had the following futures contracts outstanding. See Note 1(c).

AnnualReport | 27

Mutual European Fund

Statement of Investments, December 31, 2011 (continued)

See Abbreviations on page 48.

28 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

AnnualReport | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | 29

30 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

Mutual European Fund

Financial Statements (continued)

Statements of Changes in Net Assets

32 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

Mutual European Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

AnnualReport | 33

Mutual European Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) a. Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

34 | AnnualReport

Mutual European Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) b. Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency for a specific exchange rate on a future date.

AnnualReport | 35

Mutual European Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) c. Derivative Financial Instruments (continued)

Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At December 31, 2011, the Fund holds $14,513,884 in United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

See Notes 7 and 11 regarding investment transactions and other derivative information, respectively.

d. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

e. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

36 | AnnualReport

Mutual European Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) f. Income Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

AnnualReport | 37

Mutual European Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

38 | AnnualReport

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

AnnualReport | 39

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the excep-
tion of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connec-
tion with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the
Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

40 | AnnualReport

Mutual European Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued)

e. Transfer Agent Fees

For the year ended December 31, 2011, the Fund paid transfer agent fees of $3,542,363, of which $2,160,794 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan
is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in
December 1996, the Plan was closed to new participants.

During the year ended December 31, 2011, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the
Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, the Fund had capital loss carryforwards of $14,203,611 expiring in
2017. During the year ended December 31, 2011, the Fund utilized $39,965,640 of capital loss carryforwards.

AnnualReport | 41

Mutual European Fund

Notes to Financial Statements (continued)

6. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

42 | AnnualReport

Mutual European Fund

Notes to Financial Statements (continued)

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possi-
bility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securi-
ties, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $2,450,000, representing 0.14% of the Fund’s net assets.
For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associ-
ated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility.
In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer gen-
erally incurs all registration costs.

At December 31, 2011, the Fund held investments in restricted securities, excluding certain secu-
rities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Mutual European Fund

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the
Statement of Assets and Liabilities as follows:

For the year ended December 31, 2011, the average month end market value of derivatives repre-
sented 2.63% of average month end net assets. The average month end number of open derivative contracts for the year was 95.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

44 | AnnualReport

Mutual European Fund

Notes to Financial Statements (continued)

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2011, were as shown below.

13. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton
Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA)
with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset alloca-
tion, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator
Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of
Franklin Mutual. For the year ended December 31, 2011, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of
Operations. At December 31, 2011, 10.86% of the Fund’s outstanding shares was held by one or more of the Allocator Funds.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively,
Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on
January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusu-
ally large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global
Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global

AnnualReport | 45

Mutual European Fund

Notes to Financial Statements (continued)

14. CREDIT FACILITY (continued)

Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global
Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are sum-
marized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter-
mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associ-
ated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs
(Level 3) were used in determining fair value, is as follows:

16. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The
amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted
Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.
AnnualReport | 47

Mutual European Fund

Notes to Financial Statements (continued)

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already dis-
closed in the financial statements.

48 | AnnualReport

Mutual European Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the
Mutual European Fund:

We have audited the accompanying statement of assets and liabilities of the Mutual European
Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal con-
trol over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examin-
ing, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual European Fund of the Franklin
Mutual Series Funds at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2012

AnnualReport | 49

Mutual European Fund

Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $71,634,655 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31,
2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV by mid-February 2012. Shareholders are
advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the for-
eign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 15, 2011, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as reported by the Fund, to Class Z, Class A, Class B, Class C, and Class R shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit
(assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attrib-
utable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.
The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

50 | AnnualReport

Mutual European Fund

Tax Information (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2012, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2011. The Foreign
Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on for-
eign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2011 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limita-
tion calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to
Form 1116 for more information.

AnnualReport | 51

Mutual European Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s succes-
sor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

52 | AnnualReport

AnnualReport | 53

54 | AnnualReport

AnnualReport | 55

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since June 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

56 | AnnualReport

Mutual European Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange
Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed
Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HouseholdingofReportsandProspectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus.
This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

AnnualReport | 57

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DECEMBER 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

INTERNATIONAL

MUTUAL INTERNATIONAL FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

threatened the survival of the European Monetary Union. The U.S.’s sovereign debt issues and political dysfunction, accompanied by the downgrade of its AAA credit rating to AA+, further pressured investor sentiment during the summer months. Additionally, the precarious state of the global banking system as well as emerging signs of a renewed global economic slowdown and possible hard landing in China weighed on the markets.

Despite these global challenges, corporate profits remained remarkably resilient, some signs of U.S. economic improvement emerged toward year-end, and European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. Greek and Italian prime ministers were replaced with technocrats tasked with arresting a debt spiral, the European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for Europe’s distressed commercial banks. Meanwhile, the Federal Reserve Board increased purchases of long-dated bonds to reduce key borrowing costs and hinted at “additional policy accommodation.” Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms. Commodities initially rallied due to the coordinated monetary stimulus, but most ultimately declined as global economic prospects weakened. Gold and oil, however, made annual gains. In currency markets, the euro declined with escalating weakness at year-end, while the dollar ultimately rose after a late surge. Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

6 | Annual Report

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized, complex field that can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Despite the weak performance of global stock markets in 2011, several Fund investments increased in value. Three particularly strong performers were Austar United Communications, an Australian pay television services provider; Aozora Bank, a full-service commercial bank based in Japan; and Bermuda-based global specialty insurance and reinsurance provider Lancashire Holdings.

Austar is a regional pay TV service with a monopoly in the Australian regions in which it operates. According to our analysis, the company possesses attractive valuation metrics given the business’s strong and stable cash generation. Earlier in 2011, Foxtel made an acquisition bid for Austar at a level that was satisfactory to majority shareholder Liberty Global. We reduced the Fund’s position in response to the bid and before the Australian Competition & Consumer Commission deemed the bid anti-competitive. Austar shares dropped after the Commission’s decision. We then reinvested more of the Fund’s assets in Austar and were rewarded when the stock rallied as it became clear Foxtel had not given up hope of a transaction.

Aozora Bank’s business benefited from its strongly capitalized balance sheet and a management team focused on strengthening its deposit franchise, conditions that in 2011 reassured investors during a very tumultuous environment for most financial services companies. In addition, Aozora shares continued to move

Annual Report | 7

higher toward year-end due to the company’s profit margin expansion and a reversal of conservative credit loss provisions. Based on our analysis, we expect its management should be able to grow the company’s loan book to further enhance value.

Lancashire was a noticeable outperformer in the financials sector. The company’s unique underwriting culture minimized its exposure to near-record industry losses in 2011. Catastrophe losses as a percentage of beginning shareholder equity were about one-third lower than those of its peers, helping the company maintain its industry-leading profitability. We believe Lancashire shares may benefit from the company’s continued focus on underwriting and improved pricing.

During a highly volatile year for global stock markets in general, several holdings had a negative effect on the Fund. These included Hong Kong-based China Fishery Group, whose fleet of ships harvests, freezes and delivers fish products to processors and distributors across the world; Boart Longyear Group, an Australia-listed manufacturer of drilling machinery and provider of services to mining, energy and infrastructure companies worldwide; and Hong Kong-based lottery services provider REXLot Holdings.

During 2011, China Fishery stock lost much of the gains it had achieved from 2009 and 2010 despite continuing to deliver strong top-line results and reasonable earnings, according to our analysis. The company’s primary operational disappointment was profit margin compression caused by rising fuel costs. In addition to holding the largest quota share of Russian fishing grounds in the North Pacific, and its move to effectively consolidate the Peruvian fishmeal market, China Fishery was improving its fleet utilization by expanding into South Pacific and West African waters when the North Pacific fishing season is over. We believe the company’s shares were attractively valued at the end of 2011, underpinned by a healthy dividend yield of approximately 4.8%.

Boart Longyear is a leading player in drilling services for the mining industry and is also a leader in the production of drilling equipment and parts. Concerns about a slowdown in commodities demand and an ensuing steep decline in most raw materials prices in the latter half of 2011 negatively impacted its stock price. However, demand was robust for services and equipment of the company and its peers as declining ore grades and the need to supplement declining reserves necessitates continued exploration. Although our analysis showed that some of the junior miners may struggle to fund their exploration in an economic slowdown, the major companies appear to have significant capital budgets and form the majority of Boart Longyear’s client base.

REXLot declined along with many Asian small capitalization stocks despite continuing to deliver on its plans to entrench itself in the Chinese lottery business. Lotteries are still mainland China’s only legal form of gaming and their growth

8 | Annual Report

continues to be robust. REXLot took major steps in 2011 by piloting the coun-
try’s first mobile phone lottery system. It also expanded into the online space through the acquisition of a distribution business, which we believe could position it well as the industry moves to a digital format. According to our analysis, these initiatives could provide significant scope for growth in an industry that continues to generate material revenue for the Chinese govern-
ment. Notwithstanding these positive developments, the stock continued to trade at a low earnings multiple at year-end.

During the year, the Fund held currency forwards to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

Thank you for your continued participation in Mutual International Fund.
We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment man-
ager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

10 | Annual Report

Performance Summary as of 12/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contin-
gent deferred sales charge in first year only.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions.
The unmanaged index is calculated in local currency and includes reinvested daily net dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks. Value securities may not increase in price as anticipated or may decline further in value. Special risks are asso-
ciated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liq-
uidity. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks a spending deals may not be completed on time or on favorable terms. The Fund may invest in lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class C: These shares have higher annual fees and expense than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees than
Class A shares.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the period indicated.
3. Average annual total return represents the average annual change in value of an investment over the period indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2012 Morningstar. The MSCI EAFE Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | AnnualReport

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

AnnualReport | 17

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.

18 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.

AnnualReport | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | 19

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.

aFor the period May 1, 2009 (commencement of operations) to December 31, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
gBenefit of expense reduction rounds to less than 0.01%.

AnnualReport | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | 21

Mutual International Fund

Statement of Investments, December 31, 2011

	Country	Shares	Value
Common Stocks 83.9%			
Air Freight & Logistics 0.4%			
PostNL NV	Netherlands	7,752	$ 24,682
TNT Express NV	Netherlands	7,322	54,720
			79,402
Auto Components 1.3%			
ª Continental AG	Germany	3,856	239,055
Automobiles 0.5%			
Daimler AG	Germany	2,013	87,980
Beverages 2.0%			
Asahi Group Holdings Ltd.	Japan	10,396	228,276
Pernod Ricard SA	France	1,680	155,819
			384,095
Capital Markets 2.2%			
F&C Asset Management PLC	United Kingdom	159,590	161,806
Sun Hung Kai & Co. Ltd.	Hong Kong	255,985	134,476
ª UBS AG	Switzerland	10,280	122,481
			418,763
Chemicals 2.1%			
Koninklijke DSM NV	Netherlands	3,930	182,354
Linde AG	Germany	1,490	221,682
			404,036
Commercial Banks 7.3%			
Aozora Bank Ltd.	Japan	131,708	362,790
Barclays PLC	United Kingdom	33,760	92,290
Hana Financial Group Inc.	South Korea	7,610	233,371
HSBC Holdings PLC	United Kingdom	28,130	214,576
KB Financial Group Inc.	South Korea	5,243	164,176
Korea Exchange Bank	South Korea	28,590	181,269
Woori Finance Holdings Co. Ltd.	South Korea	17,040	138,613
			1,387,085
Commercial Services & Supplies 2.1%			
Edenred	France	3,394	83,552
Transfield Services Ltd.	Australia	139,213	307,631
			391,183
Construction & Engineering 4.8%			
Boart Longyear Group	Australia	101,248	287,957
Henderson Investment Ltd.	Hong Kong	2,930,250	215,055
ª KHD Humboldt Wedag International AG	Germany	32,145	208,234
Vinci SA	France	4,596	200,825
			912,071
Construction Materials 1.5%			
CRH PLC	Ireland	8,481	168,606
SA des Ciments Vicat	France	2,154	123,240
			291,846

22 | AnnualReport

Mutual International Fund

Statement of Investments, December 31, 2011 (continued)

AnnualReport | 23

Mutual International Fund

Statement of Investments, December 31, 2011 *(continued)*

	Country	Shares	Value
Common Stocks (continued)			
Insurance 9.9%			
ACE Ltd.	United States	3,157	$ 221,369
Ageas	Belgium	83,893	130,299
AXA SA	France	7,157	93,050
Catlin Group Ltd.	United Kingdom	31,826	197,241
Great Eastern Holdings Ltd.	Singapore	19,000	184,565
Hiscox Ltd.	United Kingdom	31,679	183,905
Lancashire Holdings Ltd.	United Kingdom	18,861	211,736
Resolution Ltd.	United Kingdom	74,634	292,074
RSA Insurance Group PLC	United Kingdom	104,992	171,722
Zurich Financial Services AG	Switzerland	770	174,375
			1,860,336
Machinery 0.7%			
[a] KUKA AG	Germany	6,818	127,250
Marine 0.8%			
A.P. Moller-Maersk AS, B	Denmark	24	158,470
Media 3.7%			
[a] Austar United Communications Ltd.	Australia	248,135	303,356
Eutelsat Communications	France	2,184	85,227
Sinomedia Holding Ltd.	China	809,800	223,131
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	Portugal	29,504	88,670
			700,384
Metals & Mining 0.9%			
ThyssenKrupp AG	Germany	7,009	161,042
Multi-Utilities 2.3%			
GDF Suez	France	7,479	204,443
Hera SpA	Italy	94,416	134,789
Iren SpA	Italy	98,861	93,088
			432,320
Multiline Retail 1.6%			
Marks & Spencer Group PLC	United Kingdom	25,657	123,720
New World Department Store China	China	308,000	175,284
			299,004
Oil, Gas & Consumable Fuels 3.0%			
BP PLC	United Kingdom	27,280	194,978
Royal Dutch Shell PLC, A	United Kingdom	5,812	211,757
Total SA, B	France	3,274	167,383
			574,118
Pharmaceuticals 5.1%			
Merck KGaA	Germany	782	78,043
Novartis AG	Switzerland	3,639	208,253
Roche Holding AG	Switzerland	1,430	242,613

24 | AnnualReport

AnnualReport | 25

26 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

AnnualReport | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | 27

Mutual International Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

December 31, 2011

Class Z:	
Net assets, at value	$6,977,338
Shares outstanding	589,804
Net asset value and maximum offering price per share	$11.83
Class A:	
Net assets, at value	$9,211,860
Shares outstanding	780,267
Net asset value per share[a]	$11.81
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.53
Class C:	
Net assets, at value	$2,667,462
Shares outstanding	227,180
Net asset value and maximum offering price per share[a]	$11.74
Class R:	
Net assets, at value	$ 11,815
Shares outstanding	1,000
Net asset value and maximum offering price per share	$11.82

28 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

Mutual International Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2011

AnnualReport | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | 29

Mutual International Fund

Financial Statements (continued)

30 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

Mutual International Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

AnnualReport | 31

Mutual International Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) a. Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S.

32 | AnnualReport

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is

AnnualReport | 33

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At December 31, 2011, the Fund holds $209,152 in U.S. Treasury Bills and Notes as collateral for derivatives.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the

34 | AnnualReport

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income Taxes (continued)

foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

AnnualReport | 35

Mutual International Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

36 | AnnualReport

Mutual International Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.

b. Administrative Fees

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

Class A	0.35%
Class C	1.00%
Class R	0.50%

Annual Report | 37

Mutual International Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to invest-
ment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the
Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2011, the Fund paid transfer agent fees of $33,682, of which
$22,503 was retained by Investor Services.

f. Waiver and Expense Reimbursements

FT Services and Franklin Mutual have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the
Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until
April 30, 2012.

g. Other Affiliated Transactions

At December 31, 2011, Franklin Advisers Inc., an affiliate of the Investment Manager, owned
11.08% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses.
During the year ended December 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2011, the Fund deferred post-October capital losses of $84,896.

38 | AnnualReport

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended
December 31, 2011, aggregated $10,966,285 and $7,581,816, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associ-
ated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility.
In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of

AnnualReport | 39

Mutual International Fund

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES (continued)

these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer gen-
erally incurs all registration costs.

At December 31, 2011, the Fund held investments in restricted securities, excluding certain secu-
rities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Mutual International Fund

Notes to Financial Statements (continued)

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

AnnualReport | 41

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The
amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally
Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and
include new guidance for certain fair value measurement principles and disclosure requirements.

42 | AnnualReport

Mutual International Fund

Notes to Financial Statements (continued)

12. NEW ACCOUNTING PRONOUNCEMENTS (continued)

The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already dis-
closed in the financial statements.

AnnualReport | 43

Mutual International Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual International Fund:

We have audited the accompanying statement of assets and liabilities of the Mutual International Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual International Fund of the Franklin Mutual Series Funds at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

44 | AnnualReport

Mutual International Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $148,354 as a long term capital gain dividend for the fiscal year ended December 31, 2011.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $83,369 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2011.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $586,173 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV by mid-February 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2011, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 15, 2011, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class Z, Class A, Class C, and Class R shareholders of record.

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

AnnualReport | 45

Mutual International Fund

Tax Information (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts repre-
sent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2012, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2011. The Foreign
Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advi-
sors for information on the treatment of these amounts on their 2011 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limita-
tion calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to
Form 1116 for more information.

46 | AnnualReport

AnnualReport | 47

48 | AnnualReport

AnnualReport | 49

50 | AnnualReport

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since June 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

AnnualReport | 51

Mutual International Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52 | AnnualReport

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

MUTUAL INTERNATIONAL FUND

Investment Manager
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C & R)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

373 A 02/12

DECEMBER 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Sign up for electronic delivery
on franklintempleton.com

SECTOR

Mutual Financial Services Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · **Mutual Series**

Annual Report

Mutual Financial Services Fund

Your Fund's Goals and Main Investments: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

Performance Overview

Mutual Financial Services Fund – Class Z had a -9.26% cumulative total return for the 12 months under review. The Fund performed better than the -17.06% total return of its narrow benchmark, the Standard & Poor's 500 (S&P 500) Financials Index, which tracks financials stocks in the S&P 500 Index.[1] For the same period, the Fund underperformed the +2.11% total return of its broad benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance.[1] You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

Economic and Market Overview

Annual Report | 5

events interrupted the market’s rise early in 2011, including a severe natural disaster and nuclear crisis in Japan and populist uprisings across the oil-and-
gas-producing regions of the Middle East and North Africa. Global markets recovered quickly from these setbacks but soon faced more significant turmoil as Europe’s sovereign debt crisis worsened in the summer. Portugal, Greece and
Ireland received bailouts and had their credit ratings slashed to junk grade, while rising bond yields in the larger economies of Italy and Spain, and eventu-
ally in the critical core economies of Germany and France, threatened the survival of the European Monetary Union. The U.S.’s sovereign debt issues and political dysfunction, accompanied by the downgrade of its AAA credit rating to AA+, further pressured investor sentiment during the summer months.
Additionally, the precarious state of the global banking system as well as emerg-
ing signs of a renewed global economic slowdown and possible hard landing in
China weighed on the markets.

Despite these global challenges, corporate profits remained remarkably resilient, some signs of U.S. economic improvement emerged toward year-end, and
European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. Greek and Italian prime ministers were replaced with technocrats tasked with arresting a debt spiral, the European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for Europe’s distressed com-
mercial banks. Meanwhile, the Federal Reserve Board increased purchases of long-dated bonds to reduce key borrowing costs and hinted at “additional pol-
icy accommodation.” Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms. Commodities initially rallied due to the coordinated monetary stimulus, but most ultimately declined as global economic prospects weakened. Gold and oil, however, made annual gains. In currency markets, the euro declined with escalating weakness at year-end, while the dollar ultimately rose after a late surge. Amid general global market declines, perceived safe-
haven currencies such as the Japanese yen and Swiss franc rallied strongly, and
U.S. Treasuries posted their best one-year return since 2008.

In the financial services sector, many banks started adjusting their balance sheets in an effort to accommodate new liquidity and capital requirements.
This forced some banks to repatriate liquidity to their respective home mar-
kets. Although this appeared negative for credit creation and global growth, it could create opportunities for well-funded banks to increase their loans where overextended banks contract their balance sheets. For the property and casu-
alty industry, 2011 was the worst year for catastrophe losses due to major

6 | Annual Report

events all over the globe, from the Japanese earthquake to floods in Thailand and Australia to tornados in the U.S. The property and casualty industry was well capitalized and able to cope with the losses, but the strains brought about by this confluence of events and low investment returns is forcing prices higher as we head into 2012, which is positive for the industry.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Despite the weak performance of global stock markets in 2011, several Fund investments increased in value. Three particularly strong performers were U.S.-based White Mountains Insurance Group; Aozora Bank, a full-service commercial bank based in Japan; and Bermuda-based global specialty insurance and reinsurance provider Lancashire Holdings.

We had long thought that the market had underappreciated the value of long-time Fund holding White Mountains, and in particular its Esurance and Answer Financial subsidiaries. In 2011, White Mountains sold those businesses to Allstate at a significant premium to book value, driving White Mountains’ share price higher. At period-end, we believed the stock was still trading at a significant discount to its tangible book value, of which almost two-thirds is excess capital. We expect White Mountains to use this excess capital to generate shareholder value in 2012.

Annual Report | 7

Aozora Bank’s business benefited from its strongly capitalized balance sheet and a management team focused on strengthening its deposit franchise, conditions that in 2011 reassured investors during a very tumultuous environment for most financial services companies. In addition, Aozora shares continued to move higher toward year-end due to the company’s profit margin expansion and a reversal of conservative credit loss provisions. Based on our analysis, we expect its management should be able to grow the company’s loan book to further enhance value.

Lancashire was a noticeable outperformer in the financials sector. The company’s unique underwriting culture minimized its exposure to near-record industry losses in 2011. Catastrophe losses as a percentage of beginning shareholder equity were about one-third lower than those of its peers, helping the company maintain its industry-leading profitability. We believe Lancashire shares may benefit from the company’s continued focus on underwriting and improved pricing.

During a highly volatile year for global stock markets in general, and especially among the world’s financial services stocks, several holdings had a negative effect on the Fund. These included Symetra Financial, a holding company whose subsidiaries offer life insurance, annuities, retirement plans, health insurance and employee benefit plans to some three million U.S. customers; and large U.S. banking and financial services institutions Morgan Stanley and Bank of America.

Historically low interest rates and volatile capital markets pressured life insurance sector valuations throughout 2011, and Symetra’s share price suffered as a result. Symetra derives a larger portion of revenues from investment income than most of its competitors, and therefore has a relatively greater sensitivity to interest rates. During the year, Symetra’s new CEO also revealed a strategic repositioning plan to diversify and grow the company’s portfolio of life insurance businesses. Although we have confidence in the management team to navigate this transition and increase profitability over the longer term, in our analysis, costs associated with the expanded distribution, new products and back office support initiatives could remain a headwind to Symetra’s earnings in the near term.

8 | Annual Report

Morgan Stanley’s stock price decline was driven largely by negative sentiment toward global investment banks, given economic and regulatory uncertainty, particularly in the U.S. and Europe. Additional fears surfaced during the second half of 2011 that Morgan Stanley held excessive sovereign exposure to certain highly leveraged European countries in its accounts, although this turned out to be false. Morgan Stanley also faced operating challenges in its two main business segments, wealth management and institutional securities, due to client risk aversion and weak capital markets activity levels. At year-end, we continued to view Morgan Stanley as an attractive investment given its low stock valuation and strong earnings potential. We also think the company has made great strides over the past few years in terms of strengthening its balance sheet while improving funding and capital positions.

Bank of America shares declined in 2011 as investors reacted to the company’s potential exposure to large mortgage-related losses. There was also a growing concern that related losses might force the company into a dilutive, capital-raising scenario. Bank of America also faced a very difficult general operating environment in 2011. Low interest rates, weak lending, the impact of new consumer rules on fees, and a drop-off in capital markets activity all pressured earnings and the stock price. Like many other financial stocks, Bank of America was also impacted by contagion fears from Europe, changes in capital requirements and uncertainty over the impact of new regulations, such as Dodd-Frank. Although we still believed this holding held value, we exited our position in Bank of America and reallocated the capital proceeds to companies where we thought better risk-reward characteristics existed.

During the year, the Fund held currency forwards to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negligible impact on the Fund’s performance during the period.

Annual Report | 9

Thank you for your continued participation in Mutual Financial Services
Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Performance Summary as of 12/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z: no sales charges; Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested dis-
tributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks. Value securities may not increase in price as anticipated or may decline further in value. Investing in a single-sector
Fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. In addition, the
Fund invests in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, particularly over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Shares are available to certain eligible investors as described in the prospectus.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P 500 Financials Index is market capitalization weighted and consists of all financial stocks in the S&P 500.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | AnnualReport

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds.
In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

AnnualReport | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.09%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

18 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.80%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

AnnualReport | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.10%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

20 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.09) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.09%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented.
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

AnnualReport | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | 21

Mutual Financial Services Fund

Statement of Investments, December 31, 2011

22 | AnnualReport

Mutual Financial Services Fund

Statement of Investments, December 31, 2011 (continued)

AnnualReport | 23

Mutual Financial Services Fund

Statement of Investments, December 31, 2011 *(continued)*

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)			
Trading Companies & Distributors 0.7%			
Seven Group Holdings Ltd.	Australia	314,146	$ 2,275,420
Total Common Stocks and Other Equity Interests (Cost $312,448,939)			273,792,307
Convertible Preferred Stocks 0.3%			
Commercial Banks 0.3%			
[a,c] First Southern Bancorp Inc., cvt. pfd., C	United States	190	699,839
[a] West Coast Bancorp, cvt. pfd., B	United States	1,224	190,944
Total Convertible Preferred Stocks (Cost $312,400)			890,783
Preferred Stocks 1.1%			
Diversified Financial Services 1.1%			
[a,c] Hightower Holding LLC, pfd., A	United States	3,000,000	2,513,490
[a,c] Hightower Holding LLC, pfd., A, Series 2	United States	496,574	1,040,115
Total Preferred Stocks (Cost $3,603,760)			3,553,605
		Principal Amount*	
Corporate Bonds and Notes 1.5%			
[d,e] Catlin Insurance Co. Ltd., pfd., junior sub. stock, 144A, 7.249%, Perpetual	Bermuda	3,000,000	2,572,500
[e] EGG Banking PLC, sub. note, 19, 7.50% to 12/09/13, FRN thereafter, Perpetual	United Kingdom	1,740,000 GBP	2,375,509
Total Corporate Bonds and Notes (Cost $2,116,450)			4,948,009
		Shares	
Companies in Liquidation (Cost $—) 0.0%			
[a,c] FIM Coinvestor Holdings I, LLC	United States	4,357,178	—
Total Investments before Short Term Investments (Cost $318,481,549)			283,184,704
		Principal Amount*	
Short Term Investments 3.4%			
U.S. Government and Agency Securities 3.4%			
[f] FHLB, 1/03/12	United States	700,000	700,000
[f] U.S. Treasury Bills,			
3/22/12	United States	4,500,000	4,499,851
[g] 3/08/12 - 6/28/12	United States	6,000,000	5,999,070
Total U.S. Government and Agency Securities (Cost $11,198,865)			11,198,921
Total Investments (Cost $329,680,414) 91.0%			294,383,625
Other Assets, less Liabilities 9.0%			29,016,830
Net Assets 100.0%			$323,400,455

24 | AnnualReport

Mutual Financial Services Fund

Statement of Investments, December 31, 2011 (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 13 regarding holdings of 5% voting securities.
cSee Note 10 regarding restricted securities.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31,
2011, the aggregate value of these securities was $9,480,153, representing 2.93% of net assets.
ePerpetual security with no stated maturity date.
fThe security is traded on a discount basis with no stated coupon rate.
gSecurity or a portion of the security has been pledged as collateral for open futures contracts. At December 31, 2011, the value of this security and/or cash pledged as collateral was $83,997, representing 0.03% of net assets.

At December 31, 2011, the Fund had the following futures contracts outstanding. See Note 1(c).

26 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

AnnualReport | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | 27

Mutual Financial Services Fund

Financial Statements *(continued)*

Statement of Assets and Liabilities *(continued)*

December 31, 2011

Class Z:	
Net assets, at value	$ 80,105,143
Shares outstanding	6,950,009
Net asset value and maximum offering price per share	$11.53
Class A:	
Net assets, at value	$ 173,166,891
Shares outstanding	14,968,979
Net asset value per share[a]	$11.57
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.28
Class B:	
Net assets, at value	$ 1,803,939
Shares outstanding	157,480
Net asset value and maximum offering price per share[a]	$11.46
Class C:	
Net assets, at value	$ 68,324,482
Shares outstanding	5,916,079
Net asset value and maximum offering price per share[a]	$11.55

28 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

Mutual Financial Services Fund

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2011

AnnualReport | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | 29

Mutual Financial Services Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended December 31,	
	2011	2010
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 7,156,784	$ 7,097,545
Net realized gain (loss) from investments, written options, foreign currency transactions and futures contracts	(22,685,004)	(11,991,986)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(21,094,534)	53,003,388
Net increase (decrease) in net assets resulting from operations	(36,622,754)	48,108,947
Distributions to shareholders from:		
Net investment income:		
Class Z	(1,900,993)	(4,118,180)
Class A	(3,519,262)	(8,910,756)
Class B	(12,119)	(169,371)
Class C	(829,646)	(2,953,204)
Total distributions to shareholders	(6,262,020)	(16,151,511)
Capital share transactions: (Note 2)		
Class Z	(7,091,180)	(9,562,908)
Class A	(29,822,684)	(36,123,897)
Class B	(3,179,623)	(5,076,492)
Class C	(12,541,997)	(14,373,840)
Total capital share transactions	(52,635,484)	(65,137,137)
Net increase (decrease) in net assets	(95,520,258)	(33,179,701)
Net assets:		
Beginning of year	418,920,713	452,100,414
End of year	$323,400,455	$418,920,713
Undistributed net investment income included in net assets:		
End of year	$ 1,348,393	$ (2,564,880)

30 | Theaccompanyingnotesareanintegralpartofthesefinancialstatements. | AnnualReport

Mutual Financial Services Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of seven separate funds. The Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

AnnualReport | 31

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

32 | AnnualReport

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

AnnualReport | 33

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At December 31, 2011, the Fund holds $1,675,435 in U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

See Note 12 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2011, the Fund had no securities on loan.

e. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

AnnualReport | 35

Mutual Financial Services Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with serv-
ice providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the
Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

36 | AnnualReport

Mutual Financial Services Fund

Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31, 2011		2010	
	Shares	Amount	Shares	Amount
Class C Shares:				
Shares sold	546,272	$ 7,126,309	669,208	$ 8,255,621
Shares issued in reinvestment of distributions	67,422	767,348	211,885	2,670,323
Shares redeemed	(1,614,317)	(20,435,654)	(2,048,401)	(25,299,784)
Net increase (decrease)	(1,000,623)	$(12,541,997)	(1,167,308)	$(14,373,840)

3. Transactions with Affiliates

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Annualized Fee Rate	Net Assets
0.800%	Up to and including $1 billion
0.770%	Over $1 billion, up to and including $2 billion
0.750%	Over $2 billion, up to and including $5 billion
0.730%	In excess of $5 billion

b. Administrative Fees

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Annual Report | 37

Mutual Financial Services Fund

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the excep-
tion of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connec-
tion with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays
Distributors for costs incurred in connection with the servicing, sale and distribution of the
Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended December 31, 2011, the Fund paid transfer agent fees of $938,643, of which
$577,663 was retained by Investor Services.

38 | AnnualReport

Mutual Financial Services Fund

Notes to Financial Statements (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses.
During the year ended December 31, 2011, there were no credits earned.

5. INDEPENDENT TRUSTEES’ RETIREMENT PLAN

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan
is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in
December 1996, the Plan was closed to new participants.

During the year ended December 31, 2011, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at December 31, 2011	$19,728
[b]Increase in projected benefit obligation	$ 1,992
Benefit payments made to retired trustees	$ 694

6. Income Taxes

Capital loss carryforwards subject to expiration:	
2016	$105,848,544
2017	73,527,713
2018	31,091,133
Capital loss carryforwards not subject to expiration	11,798,586
	$222,265,976

Annual Report | 39

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended
December 31, 2011, aggregated $84,613,362 and $143,324,530, respectively.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possi-
bility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securi-
ties, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. At December 31, 2011, the Fund did not hold any distressed company securities for which interest recognition has been discontinued.

40 | AnnualReport

Mutual Financial Services Fund

Notes to Financial Statements (continued)

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer gen-
erally incurs all registration costs.

At December 31, 2011, the Fund held investments in restricted securities, excluding certain secu-
rities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Mutual Financial Services Fund

Notes to Financial Statements (continued)

11. UNFUNDED CAPITAL COMMITMENTS

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commit-
ment would result in an unrealized loss, the Fund recognizes such losses on the Statement of
Assets and Liabilities and the Statement of Operations.

At December 31, 2011, the Fund had aggregate unfunded capital commitments of $1,178,564, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the
Statement of Assets and Liabilities as follows:

42 | AnnualReport

Mutual Financial Services Fund

Notes to Financial Statements (continued)

12. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2011, the average month end market value of derivatives represented 1.11% of average month end net assets. The average month end number of open derivative contracts for the year was 75.

See Note 1(c) regarding derivative financial instruments.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2011, were as shown below.

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012.
This Global Credit Facility provides a source of funds to the Borrowers for temporary and emer-
gency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of
$1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit
Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended
December 31, 2011, the Fund did not use the Global Credit Facility.

AnnualReport | 43

Mutual Financial Services Fund

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

44 | AnnualReport

Mutual Financial Services Fund

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs
(Level 3) were used in determining fair value, is as follows:

aThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.
bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
cIncludes common, convertible preferred and preferred stocks as well as other equity investments.
dIncludes securities determined to have no value.

16. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The
amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted
Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already dis-
closed in the financial statements.

AnnualReport | 45

46 | AnnualReport

Mutual Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Mutual Series Funds and Shareholders of the Mutual Financial Services Fund:

We have audited the accompanying statement of assets and liabilities of the Mutual Financial Services Fund (one of the Funds constituting the Franklin Mutual Series Funds) (the “Fund”), including the statement of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Financial Services Fund of the Franklin Mutual Series Funds at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

AnnualReport | 47

Mutual Financial Services Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 34.60% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $8,626,491 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2011. Distributions, including qualified dividend income, paid during calendar year 2011 will be reported to shareholders on Form 1099-DIV by mid-February 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $260,677 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2011.

48 | AnnualReport

Mutual Financial Services Fund

Board Members and Officers

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward I. Altman, Ph.D. (1941) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1987	10	None
Principal Occupation During at Least the Past 5 Years: Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial publishing organizations; and **formerly,** Vice Director, Salomon Center, Stern School of Business, New York University.				
Ann Torre Bates (1958) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 1995	35	SLM Corporation (Sallie Mae), Ares Capital Corporation (specialty finance company) and Allied Capital Corporation (financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years: Independent strategic and financial consultant; and **formerly,** Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).				
Burton J. Greenwald (1929) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Trustee	Since 2002	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute and Chairman, ICI Public Information Committee.				

Annual Report | 49

50 | AnnualReport

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
****Peter A. Langerman (1955)** c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2702	Trustee, President and Chief Executive Officer – Investment Management	Trustee since 2007, President and Chief Executive Officer – Investment Management since 2005	10	American International Group, Inc. (AIG) Credit Facility Trust (2010–2011).
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of four of the investment companies in Franklin Templeton Investments.				
Philippe Brugere-Trelat (1949) 101 John F. Kennedy Parkway Short Hills, NJ 07078-2789	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Executive Vice President, Franklin Mutual Advisers, LLC; officer of three of the investment companies in Franklin Templeton Investments; and **formerly,** Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav).				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				

Annual Report | 51

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				

52 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since June 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

AnnualReport | 53

Mutual Financial Services Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

54 | AnnualReport

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON
INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Mutual Financial Services Fund

Investment Manager
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, B & C)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

479 A 02/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $523,955 for the fiscal year ended December 31, 2011 and $553,513 for the fiscal year ended December 31, 2010.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $4,289 the fiscal year ended December 31, 2011 and $0 for the fiscal year ended December 31,

2010. The services for which these fees were paid included identifying passive foreign investment company to manage exposure to tax liabilities.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs

(a)	-(c) of Item 4.
(e)	(1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $4,289 for the fiscal year ended December 31, 2011 and $0 for the fiscal year ended December 31, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments.

N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant

changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date February 24, 2012

By /s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Financial Officer and
Chief Accounting Officer
Date February 24, 2012